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                                                                   EXHIBIT 10(y)

                             MANUFACTURING AGREEMENT

                                     BETWEEN

                           BULOVA TECHNOLOGIES L.L.C.

                                       AND

                                 MYKOTRONX, INC.

                             FOR THE KIV-7 PRODUCTS

                                 28 OCTOBER 2003

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                                                                     Seller:____

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                                TABLE OF CONTENTS

ARTICLES

1.       Terms of Agreement: Termination

2.       Manufacturing

3.       License to Manufacture

4.       Prohibition of Third Party Sales

5.       Forecasts

6.       Purchase Orders

7.       Pricing

8.       Changes

9.       Shipments, Factory Relocation: Factory Qualification

10.      Delivery Date-Liquidated Damages

11.      Force Majeure

12.      Inspection and Acceptance

13.      Warranty

14.      Key Personnel

15.      Support Services

16.      Status Reporting

17.      Financial Reporting

18.      Products Defects or Recall

19.      Relationships

20.      Insolvency

21.      Choice of Law

22.      Resolution of Disputes

23.      Assignment

24.      Communications and Notice

25.      Indemnification

26.      Public Release of Information

27.      Order of Precedence

28.      Compliance with Laws

29.      Independent Contractor

30.      Gratuities

31.      Seller Contacts with Buyer's Custom and Other Vendors

32.      Release of Liens

33.      Taxes

34.      Invoices

35.      Packing, Packaging, and Marking

36.      Price Warranty

37.      Certification of Independent Price Determination

38.      Work on Buyer's or Buyer's Customer's Premises

39.      Title and Risk of Loss

40.      Responsibility for Buyer Owned Property

41.      Stop Work Order

42.      Waiver

43.      Failure to Comply

44.      Termination for Convenience

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45.      Termination for Default

46.      Buyer's Property and Information

47.      Information Disclosed and/or Delivered to Buyer

48.      Amendments

49.      Waiver

50.      Confidential and Proprietary Information

51.      Entire Agreement

Attachments:

A.       Key Personnel

B.       Pricing Schedule

C.       Priced Bill of Material for KIV-HSB

D        Harris Presidio Warranty

E        KIV-7HSB Specification and Drawings

F.       Mykotronx, Inc. Non-Disclosure Agreement

G.       Mykotronx QA Provisions

H.       Contract FAR Clauses

I.       Testing Requirements and Procedures

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                                      KIV-7
                             MANUFACTURING AGREEMENT

         THIS MANUFACTURING AGREEMENT (the "Agreement") is entered into as of 28 October, by and between Bulova Technologies L.L.C., a Delaware Limited Liability Company, having a principal place of business at 101 North Queen Street, Lancaster Pennsylvania 17604 ("Bulova") and Mykotronx, Inc., a California corporation, having a principal place of business at 357 Van Ness Way, Suite 200, Torrance, California 90501 ("Mykotronx"). Bulova and Mykotronx may be individually referred to as a "Party" or collectively referred to as the "Parties."

         WHEREAS, the Parties wish to enter into this Manufacturing Agreement which shall set forth the terms and conditions upon which Bulova (Seller) shall manufacture Products for Mykotronx (Buyer). In addition, the Seller agrees to procure the Presidio Module for the Products from Harris Corporation, RF Communications, 1680 University Avenue, Rochester, NY 14610. The attachments listed in the table of contents are hereby incorporated and are to be considered an integral portion of this Agreement. Notwithstanding the foregoing, in the event of any conflict or ambiguity between this Agreement and any Attachment, this Agreement shall take precedence.

         For purposes of this Agreement the following terms are hereby defined:

"Indefinite Delivery Indefinite Quantity" (ID/IQ) orders shall mean purchase orders placed by Buyer to Seller which reference the ID/IQ Government contract between the Buyer and the Government and require DCMC approval as proof of delivery.

"Commercial" orders shall mean purchase orders placed by Buyer to Seller, which require a Certificate of Conformance (COC) approval as proof of delivery.

"Rainbow" Rainbow Technologies Inc., a California corporation, having a principal place of business at 50 Technology Drive, Irvine California (Rainbow) is the parent company of Mykotronx, Inc.

1.       TERMS OF AGREEMENT; TERMINATION

         A. The term of this Agreement will be for 23 months, subject to earlier termination pursuant to the provisions of this Agreement. Upon the expiration of this term , this Agreement shall continue from year to year until one party terminates the Agreement by giving at least ninety
         (90) days prior written notice to the other party. Notwithstanding the foregoing, the term of this Agreement shall automatically extend to include the term of any purchase order ("Order") issued hereunder, subject to earlier termination pursuant to the provisions of this Agreement.

         B. Buyer may, at its option, terminate this Agreement prior to the term of this Agreement, under the provisions for a Termination for Convenience, (Paragraph 44) by giving written notice to Seller of its desire to terminate this Agreement. Such notice shall include the effective date of

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         the termination which date shall be not less than 180 days after the date of such notice. Such notice shall be given, if at all, at any time after the signing of this Agreement, but not later than six months prior to the expiration of this Agreement.

         C. Any provisions hereof that by their nature would be expected to survive the termination of this Agreement shall survive and not be affected by the termination or expiration of this Agreement, including, without limitation, Sections 10, 13, , 18, 19. 20, 21, 22, 33, 46 and 50.

2.       MANUFACTURING

         Seller shall manufacture KIV-7HSB, COMSEC module for Mykotronx to the specification 4090500-0501, drawings provided (attachment E), Quality Provisions (Attachment G), Acceptance Test Procedures and Testing Requirements and Procedures (Attachment I) hereinafter referred to as "the Product" or "Product".

         The contract requires that a representative sample of (3) units undergo a Production Sampling Tempest Test Plan every month per the Mykotronx/Government approved test plan.

         Sub-level testing of Printed Wiring Assemblies using In-Circuit Test fixtures and equipment identifies most process errors or components failures at the earliest and most re-workable point in the flow.

3.       LICENSE TO MANUFACTURER

         For the term of this Agreement, Buyer does hereby grant to Seller a nonexclusive, royalty-free, irrevocable right and license to make Product.

4.       PROHIBITION OF THIRD PARTY SALES

         Seller agrees to manufacture the Product exclusively for Buyer and further agrees not to sell any Product to any third party unless directed to do so in writing by Buyer.

5.       FORECASTS

         Buyer shall submit, in writing, a rolling six month forecast of Product that Buyer expects will be required for sale beyond the three months of firm purchase orders.. This forecast shall include total quantity of Product, by Part Number, and such forecast will be revised monthly. Forecasts are for general planning and/or long lead procurement purposes and Buyer shall not be responsible for forecasts that later turn out to be inaccurate. Buyer shall be responsible for any material purchased by Seller beyond the scope of any Purchase Order issued by Buyer to Seller only if approved in writing by the Mykotronx Program Manager.

6.       PURCHASE ORDERS

         A. Notwithstanding the provisions set forth in the paragraph entitled FORECASTS, Buyer shall issue purchase orders ("Purchase Orders") for all Product ordered which shall include the unit price, quantity, cumulative price, anticipated delivery date and reference this Agreement. Place of delivery, and method of transportation and carrier will be provided the first day of the month for that month's deliveries via "Distribution Instructions." Any terms and conditions contained in a Purchase Order that are inconsistent with the terms and conditions set forth in this Agreement shall have no force and effect unless set forth in writing executed by both Parties. Seller agrees to accept mandatory flow down clauses similar to those accepted by Mykotronx in its prime contracts and to incorporate the terms and conditions thereof in the Purchase Orders.

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         In addition, the Parties agree to negotiate in good faith to incorporate termination provisions similar to those accepted by Mykotronx in its prime contract(s) with its customers for the Product. Other additional terms and conditions shall have no force and effect.

         B. Deliveries shall be made pursuant to reasonable manufacturing schedules based on no less than a ninety (90) day lead-time. Buyer will provide purchase orders to Seller to ensure Seller has a minimum of four (4) months of Purchase Orders on-hand at all times

         C. Buyer agrees to place Purchase Orders for a minimum quantity of 200 Units for delivery per month and shall not exceed a maximum quantity of 500 Units for delivery per month.

         D. Payment for Product ready for delivery shall be made by Buyer on a net thirty (30) days basis from receipt of the correct invoice including proof of delivery with respect to deliveries under the ID/IQ and on a net forty-five (45) basis for all other deliveries (including purchase orders for Mykotronx to be shipped to its inventory). Proof of delivery shall be defined as DCMC approval for the ID/IQ deliveries and a Certificate of Conformance for Commercial deliveries. Seller will provide copies of invoices to the Government offices of Program Management, Contracts, and the Paying Office via priority mail with tracking system. Commercial invoices shall be submitted separately to the billing address indicated on commercial sales orders. Invoices shall be transmitted to Mykotronx at the time the Product is deemed "accepted" as provided in Section Twelve. When required, any notice of late payment will be provided in writing to the KIV Contract Administrator at the address provided in Article 24 herein.

         F.       PAYMENT TERMS FOR THE PRESIDIO MODULE

         Mykotronx and Harris have executed a Supply Agreement for the Presidio Module. Seller shall procure the Presidio Module from Harris. As part of this Agreement Seller accepts the Harris payment terms for the Presidio Module which follow.

         "Partial and early shipments, as mutually agreed, and acceptable, within fifteen days prior to the scheduled delivery date and at no time shall the quantity delivered exceed a quantity greater than 110% of the quantity scheduled for delivery, are acceptable and will result in partial invoices. Payment terms are net thirty (30) days from invoice date. In accordance with Harris standard terms and conditions, Harris reserves the right to assess interest at the rate of 1.5% per month for repeated untimely payments received by Harris beyond forty-five (45) days from invoice date."

7.       PRICING

         A. Pricing for the Product (Attachment B) shall remain firm for two years., except that such price may be adjusted to reflect an increase in the cost of material in accordance with the formula below. In addition, for all raw materials or component parts that are supplied by Mykotronx or through Mykotronx's Suppliers on behalf of Mykotronx, an appropriate decrease will be made in the price based on the cost plus the applicable burdens. The Bill of Material established as the baseline for all future changes is incorporated as Attachment C.

         B.       FORMULA FOR SHARING MATERIAL COST INCREASES AND DECREASES

         In the event that the aggregate cost of material increases or decreases more than five percent (5%) from the cost of such material defined in Sellers costed BOM (Attachment C) within their proposal (BULOVA LETTER DATED 24 OCTOBER), the Parties shall share the increase or decrease in the cost of the material exceeding such five percent (5%) variation on a 50/50 basis to be computed quarterly except as provided above in
         Article 7. A.

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         C. In the event the Seller recommends design improvements resulting in cost savings, this savings will be shared with Mykotronx on a 50/50 basis.

8.       CHANGES

         Any changes to the drawings, designs or specifications of the Product required by Buyer shall be communicated to Seller in writing. The Seller shall review the change and within thirty (30) working days communicate to Mykotronx the Seller's plan for implementing the change together with cost impact if any. The delivery date and the price of the Product shall be adjusted if any such changes agreed upon by the Parties cause a delay in delivery or increase or decrease in the costs of manufacture of the Product.

9.       SHIPMENTS, FACTORY RELOCATION; FACTORY QUALIFICATION

         A. Method of transportation and carrier are to be in accordance with the instructions contained in the Sales Orders. All shipments shall be FOB Seller shipping dock, or such other FOB Origin point designated by Seller. Buyer shall pay for the cost of insurance and freight except for freight for shipment under the ID/IQ, which shall be absorbed by Seller as part of the Price. Title and the risk of loss, damage and destruction shall pass to Mykotronx at the FOB point. Shipments shall be made directly to Mykotronx customers, per instructions to Seller by Buyer as set forth in Sales Orders.

         B. In the event Seller elects to reorganize, merge, sell or otherwise change the structure of the business organization manufacturing the product, Seller without the consent of any Party, may move the factory. In such event, Seller shall notify Mykotronx one hundred twenty (120) days in advance of such move and Seller shall be responsible for any required re-qualification related to the Product.

         C. During the term of this Agreement, Seller, in accordance with the DD-form 254, provided through Mykotronx and as required by the flow down provisions on the DD form 254, shall maintain facility clearance, COMSEC Account and Security clearance and controls as required for the Seller's facility manufacturing the KIV-7 COMSEC Module

         D. When orders for KIV-7HSB units also include ancillary devices, all items are to be shipped on the same date unless directed otherwise in writing by Buyer.

         E. ID/IQ orders shall be shipped prior to open market orders unless directed otherwise in writing by Buyer.

10.      DELIVERY DATE-LIQUIDATED DAMAGES

         A Delivery will be accomplished within the time specified on the face of the Purchase Order ("Due Date "), provided such date allows proper lead-time as set forth in this Agreement. Anything to the contrary notwithstanding, Seller shall not be liable for any reasonable delay in production or delivery, until it receives a fifteen (15) day advance notice ("Notice Period ") of such delinquency giving Seller forty-five
         (45) days from the expiration of the Notice Period to cure the delinquency ("Cure Period") for a total of 60 days from the date the notice is received; provided, however, that the Notice Period and Cure Period shall not apply to delays in production or delivery that are the result of the relocation of the manufacturing operations as contemplated in Section 9 or customer caused delays. Delivery shall be deemed complete when the Products are delivered to the FOB point. Submission of an acceptable recovery plan by Seller shall nullify need for notice.

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         B. In the event Seller fails to cure the delinquency prior to the expiration of the Notice Period and Cure Period, Seller shall pay to Buyer as liquidated damages, a sum of one percent (1%) of the Transfer Price of the Products that were ordered by Buyer's customers and remain unshipped for each month (beyond the sixty (60) day Notice and Cure Period) that such Products so remain unshipped, not to exceed a total of one hundred thousand dollars ($100,000) of liquidated damages in the aggregate. Anything to the contrary notwithstanding, no liquidated damages under this section entitled DELIVERY DATE-LIQUIDATED DAMAGES shall be due and owing if the delays in delivery are caused by the U.S. Government or any of it agencies or department (which are not attributable to the performance or non-performance by Seller) or by force majeure events.

         C. In the event Seller is obligated by the terms of this Agreement to pay liquidated damages to Mykotronx, Seller shall pay such sum on a net thirty (30) basis from receipt of Mykotronx' invoice for same.

11.      FORCE MAJEURE

         In the event a delay in production or delivery occurs which delay is occasioned by: (a) acts of God, including but not limited to fire, floods or unusually severe weather; (b) civil or military authority, war, hostility, riots, government action in its contractual or sovereign capacity; (c) strikes or other labor actions; or (d) where such delay is occasioned by other causes beyond the control of Seller and without its fault or negligence, then the date or dates for delivery of the equipment shall be extended for a period equal to the time lost by reason of any such delay. Anything to the contrary notwithstanding, Seller shall be responsible for delays caused by subcontractors failing to make timely deliveries unless such delays are caused by force majeure events, subject to the limitations set forth in paragraph B of the section, entitled DELIVERY DATES-LIQUIDATED DAMAGES.

12.      INSPECTION AND ACCEPTANCE

         Acceptance of Products shall take place at the Seller Facility: (a) with respect to orders to be shipped to a Government customer when such customer delivers to Seller a signed form DD250 authorizing shipment of Product; (b) with respect to all other orders (excluding orders delivered to the account of Mykotronx), when Seller signs-off on a commercial shipper accompanied by a Certificate of Conformance, authorizing shipment of the Product, or (c) with respect to orders delivered to the account of Mykotronx, when Seller signs off on a Certificate of Conformance. Upon reasonable prior notice, during normal business hours Mykotronx or its customers for the Product may inspect the Product including testing thereof, at the Seller's Facility.

13.      WARRANTY

         A. Seller warrants to Buyer's customers that the Product it delivers hereunder will be free from defects in material and workmanship at the time of acceptance. This Warranty will terminate one (1) year after the date of such acceptance. Notification of any such defect must be given by Buyer to Seller within the Warranty Period. Seller's obligation under this Warranty is limited to repairing or replacing any Product, which is determined by Seller to be defective. Repair or replacement will be accomplished at the Seller's Facility. Defective items returned to Seller pursuant to this Warranty will be delivered to the Seller's Facility, freight prepaid. Seller will return such items to Buyer or its customer at Buyer's option, freight prepaid. Products replaced will become the property of Seller.

         B. This Warranty does not cover components that are expendable in normal use and thus have an unpredictable service life, such as batteries.

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         C. Products that have been repaired or replaced during the Warranty
         Period are warranted for the remainder of the original Warranty Period. If Seller does not find any defects in workmanship or material, or if the Warranty period has expired, Seller's regular charges shall apply and Buyer shall pay all such charges including transportation costs.

         D. Seller is released from all obligations under its Warranty in the event repairs or modifications are made by persons other than its own authorized personnel unless such work is authorized in writing by Seller.

         THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED. SELLER'S LIABILITY UNDER THIS WARRANTY IS EXPRESSLY LIMITED TO THE REPAIR OR REPLACEMENT, AT ITS OPTION, OF ANY PRODUCT CONTAINING A DEFECT IN MATERIAL OR WORKMANSHIP AT THE TIME OF DELIVERY. IN NO EVENT SHALL SELLER BE LIABLE FOR DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER DAMAGES RESULTING FROM DEFECTS IN MATERIAL OR WORKMANSHIP IN THE PRODUCTS DELIVERED. THE SOLE REMEDY SHALL BE REPAIR OR REPLACEMENT FOR ANY SUCH DEFECTS UNDER THE TERMS OF THIS WARRANTY.

         E. HARRIS PRESIDIO MODULE WARRANTY

         As stated previously in Article 6.F of this Agreement the Presidio Module shall be procured by Seller from Harris. The warranty for the Presidio Module Units are incorporated herein and provided as an attachment to this Agreement.

14.      KEY PERSONNEL

         A.Seller shall dedicate Key Personnel to the performance of Seller's obligations hereunder. Any key personnel who, during the performance of the contract, are assigned by the Seller to replace the personnel identified by the Seller in Attachment A shall possess at least the same qualifications and be capable of assuring satisfactory performance of work required by this agreement.

         B. All key personnel assigned to this agreement will require the approval of the Mykotronx Program Manager. To obtain the Program Manager's approval, the Seller shall submit data/resumes, which will satisfactorily demonstrate that the individual has the experience required to perform on this agreement. The Seller shall also specify the position(s) the individual will support. The approval of the Program Manager for Seller's key personnel assigned to this Agreement shall not be unreasonably withheld.

15.      SUPPORT SERVICES

         Seller shall provide to Buyer at no cost office space, telephone services and access to office equipment and supplies reasonably necessary to support Buyer personnel at manufacturing site for the purpose of understanding the manufacturing processes of the Product. In addition, Buyer will have reasonable access to Seller's employees in order to facilitate its understanding thereof provided that all of Buyer's activities are subject to reasonable prior notice to Seller and are to be conducted on a non-interference basis.

16.      STATUS REPORTING

         Seller shall provide production detail and status reports. These should clearly define material delivery impacts on schedule by critical item and get-well dates; master production schedule and

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         status; linearity reports; corrective action minutes or actions and warranty return data by major defect category. It is anticipated that these reports will be issued monthly.

         Buyer will require a monthly Production Review at Seller's Facility. As the contract matures, the review meeting frequency is anticipated to be decreased.

17.      FINANCIAL REPORTING

         Seller shall provide Buyer with quarterly financial statements (i.e. Income Statement and Balance Sheet) within 30 days of their quarterly-end. Audited Financials shall be required as they become available. In addition to the notification required in Article 9.b Seller shall inform Buyer of any material internal/external actual, changes which may cause major impact to Sellers business/financials including but not limited to reorganization, acquisition/disposition, merger, significant claims, litigation or contingencies to the extent not prohibited by law or agreement.

18.      PRODUCT DEFECTS OR RECALL

         Seller, at its cost, shall be responsible for the correction of any latent defects caused by the Seller's manufacturing process (excluding latent defects caused by product design). Seller's cost shall be limited to the labor, material and shipping expenses associated with the repair of the product.

19       RELATIONSHIPS

         Seller is an independent contractor engaged by Buyer in the manufacture of Product. Nothing in the Agreement shall constitute Seller as an employee, agent or general representative of Buyer. This Agreement shall not constitute appointment of either Party as the legal representative or agent of the other, nor shall either Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against, or in the name of, or on behalf of the other party.

20.      INSOLVENCY

         Either Party may cancel this Agreement in the event of the suspension of the other Party's business, insolvency of the other Party, the institution of bankruptcy, reorganization, arrangement or liquidation proceedings involving or affecting the other Party, or any assignment for the benefit of creditors of the other Party, or receivership that the other Party places itself in or may be placed in.

21.      CHOICE OF LAW

         This Agreement shall be governed, construed and enforced under the laws of the State of California, excluding its conflict of law provisions.

22.      RESOLUTION OF DISPUTES

         In the event of a dispute relating to this Agreement, the Parties shall make a good faith effort by assigning authorized representatives to settle any differences without resorting to arbitration. If settlement of the dispute is not possible either party may invoke arbitration. However, the Party wishing to initiate arbitration shall give forty
         (40) days prior notice to the other party. During this forty (40) day period selected upper management personnel shall further attempt to resolve the dispute. Any unresolved dispute arising out of or relating to this Agreement, including its interpretation, validity, scope and enforceability shall be resolved by arbitration to be held exclusively in the City of Los Angeles, California. Such arbitration shall be the Parties' exclusive remedy. The arbitration shall apply the law of the State of California to the dispute, exclusive of its conflict of laws and shall be concluded in accordance with the then existing

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         Commercial Arbitration Rules of the American Arbitration Association.
         The arbitrator shall be empowered to assess compensatory damages except in areas where this Agreement exempts any party from liability or limits such damages. The judgment of the arbitrator shall be final and binding on the Parties and any Party may enter the arbitration award as a final judgment in a court of competent jurisdiction with power to enforce the arbitration award. The Parties shall pay their own arbitration expenses and shall equally share the arbitrator's costs and fees and the arbitrator shall allocate such costs and fees equally between the Parties as part of the award.

23.      ASSIGNMENT

         This Agreement may not be assigned without the prior written consent of the other Party which consent shall not be unreasonably withheld by any party, provided, however, that without any such consent;

         A. Seller may assign any of its rights hereunder to any wholly owned subsidiary of Seller or to any purchaser of substantially all of the assets of the business unit to which the Product relates, and;

         B. B. Buyer may assign any of its rights hereunder to any wholly owned subsidiary of Rainbow or to any purchaser of substantially all of the assets of Rainbow. In addition, Seller may assign to a bank or lending institution any proceeds due under this Agreement without the consent of Buyer.

24.      COMMUNICATIONS AND NOTICE

         Any notice or communication required under this Agreement shall be given in writing to the following addresses and shall be deemed received within three (3) business days after the date sent by first class, registered or certified mail:

If to Seller:
Bulova Technologies, L.L.C.
101 North Queen Street
Lancaster, PA 17604-4787
Attn: Charles Bittner
With copy to:
Bulova Technologies, L.L.C.
101 North Queen Street
Lancaster, PA 17604-4787
Attn: George Laubach, Bulova Program Manager

If to Buyer:
Mykotronx, Inc.
9861 Broken Land Parkway, Suite 258
Columbia MD  21046
Attn: Patricia S. Linahan, KIV-7 Contract Administrator

With copy to:
Mykotronx, Inc.
9861 Broken Land Parkway, Suite 258
Columbia MD 21046
Attn: Frank Duff, Mykotronx Program Manager

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25.      INDEMNIFICATION

         A. BULOVA INDEMNIFICATION. Bulova represents and warrants that the manufacturing processes employed in the assembly of Product do not infringe on any patent, trademark, trade secret, copyright or other proprietary right and that Seller is unaware of any claim of infringement, either threatened or pending. Seller agrees to indemnify, defend and hold Buyer harmless from and against any claim for such infringement in the event that such a claim is filed. In the event that any such process is found to so infringe, Seller shall, at its option and sole expense, either make such process non-infringing or shall procure the rights to continue to use such infringing process. The foregoing remedies are the sole and exclusive remedies of the Buyer in the event of an infringement. Buyer shall not be entitled to recover from Seller any lost profits or any other consequential damages suffered as a result of such infringement or alleged infringement. It is agreed that Seller shall undertake the defense of any such claim through counsel of its own choice and at its expense. However, the provisions of this section shall not apply with respect to any claim of patent, trademark, or copyright infringement made solely with respect to the incorporation of specific components into the Product at the express direction of Buyer including such incorporations made in express compliance with Product Specifications.

         B. All work to be performed by Seller is at Seller's risk. Seller shall defend, indemnify, and hold harmless Buyer, its officers, employees and agents from any claim, suit, loss, cost, damage, expense (including attorney's fees), or liability by reason of property damage or personal injury (including death) to any person, including Seller's employees, of whatever nature arising out of as a result of, or in connection with such performance occasioned in whole or in part by the actions or omissions of Seller, its officers, employees, agents, Sellers, or subcontractors at any tier. Seller and its Sellers and subcontractors at any tier shall maintain public liability and property damage insurance in prudent and reasonable limits covering the obligations set forth and shall maintain, to in the limits required by law, proper Workers Compensation and employer's liability insurance covering all employees performing this Order.

         C. MYKOTRONX INDEMNIFICATION. Mykotronx represents and warrants that
           (i) it owns or has the legal right to use the designs and specifications needed to manufacture Product and licensed to Seller pursuant to Section 3 hereof, (ii) such designs and specifications do not infringe on any patent, trademark, trade secret, copyright or other proprietary right and (iii) Buyer is unaware of any claim of infringement, either threatened or pending. Notwithstanding the language in Section 24A. above. Buyer shall defend, indemnify and hold Seller harmless against any claims or liabilities for, or by reason of, any alleged infringement of any patent, trademark, trade secret, copyright or other proprietary right caused by Seller's use and reliance upon the Product Specifications in assembling the Product or arising out of the incorporation of Product into another good, Product or system which infringes upon any patent, trademark, trade secret, copyright or other proprietary right. Buyer agrees that it will indemnify and hold Seller harmless against and from any and all claims, damages and liability suffered by Seller resulting, from personal injury and/or property damage to third Parties, including without limitation to Seller's employees. Buyer will also indemnify Seller due to defects in the design of the Product, Product Specifications or in any specific component incorporated into the Product at the express direction of the Buyer, including any such incorporation made in express compliance with Product Specifications.

                                       12

                                                                     Buyer: ____
                                                                     Seller:____

26.      PUBLIC RELEASE OF INFORMATION

         Seller shall not, without the prior written consent of Buyer, make any news release or public announcement concerning this Agreement or any future Agreements. Seller shall extend this restriction to lower-tier subcontractors involved in the performance of this Agreement or future Agreement.

27.      ORDER OF PRECEDENCE

         Any inconsistency in a Purchase Order shall be resolved by giving precedence in the following order: (a) Provisions or requirements (including Quality Assurance excluding Terms and Conditions) shown on the face of the Order; (b) Manufacturing Agreement; (c) Statement of Work (excluding, specifications and drawings); (d) specifications; (e) drawings; and (f) any other attachment or exhibit. Seller shall bring to the immediate attention of Buyer any perceived conflicts or ambiguities in the Purchase Order.

28.      COMPLIANCE WITH LAWS

         Seller agrees to comply with all applicable local, State, and Federal laws and executive orders and regulations and agrees to defend, indemnify and hold Buyer harmless against any loss, cost, damage, expense (including attorney's fees), or liability by reason of Seller's violation.

29.      INDEPENDENT CONTRACTOR

         It is expressly understood that the parties are, and shall remain at all times, independent contractors.

30.      GRATUITIES

         Buyer may, by written notice to Seller, terminate this Agreement/Purchase Orders for default if Buyer has reasonable cause to believe that gratuities were offered or given by Seller, or any agent or representative of Seller, to any officer, employee or customer of Buyer with a view toward securing this Agreement, or securing favorable treatment with respect this Agreement.

31.      SELLER CONTACTS WITH BUYER'S CUSTOMER AND OTHER VENDORS

         Buyer shall be responsible for all liaison and communications with Buyer's customer and Buyer's other vendors. Seller shall not communicate with Buyer's customer or Buyer's other vendors regarding this Agreement unless authorized to do so by Buyer.

32.      RELEASE OF LIENS

         All materials or articles delivered and labor performed under this Agreement shall be free of all liens and, if Buyer requests, a proper release of all liens or satisfactory evidence of freedom from liens shall be delivered to Buyer.

33.      TAXES

         The price of supplies/services procured under this Agreement includes all applicable Federal, State, and local taxes and duties unless otherwise stated in this Agreement.

34.      INVOICES

         Seller's itemized invoice shall be submitted to the Accounts Payable Department, at the address shown on the face of the Purchase Order. The invoice shall contain the Purchase Order number, Buyer Sales Order number, description of supplies/services, part number, quantity, unit price, and total price. Payment of invoices may be delayed pending correction of any errors or

                                       13

                                                                     Buyer: ____
                                                                     Seller:____
         omissions. Each invoice or claim from Seller shall be deemed to include a warranty by Seller that all amounts claimed by Seller are due and proper.

35.      PACKING, PACKAGING, AND MARKING

         Seller shall be responsible for properly packing and packaging the supplies in suitable containers for protection during shipment in accordance with transportation regulations and good commercial practice. No additional charge will be allowed for packing and packaging unless specifically agreed to in writing; any transportation charge paid by Seller for which Seller is entitled to reimbursement shall be shown on Seller's invoice as a separate line item. Seller shall label each package with the corresponding Purchase Order number. Seller shall prepare an itemized packing list bearing the Purchase Order number, Mykotronx Sales Order number, item description, part number, and quantity shipped for each package. One copy of the packing list shall be placed in the shipping container and one copy to P. Linahan at address provided in Section 24.

36.      PRICE WARRANTY

         Seller warrants that the prices for the articles/services sold to Buyer under this Agreement are no less favorable than those currently extended to any other customer buying the same or like articles in approximately equal or smaller quantities. If during the term of this Agreement, Seller reduces its prices, the Agreement prices shall be correspondingly reduced.

37.      CERTIFICATION OF INDEPENDENT PRICE DETERMINATION

         Seller certifies that the prices proposed in this Agreement have been arrived at independently, without, for the purpose of restricting competition, consultation, communication, or agreement with any other offeror or competitor, and that Seller has not and will not knowingly disclose the prices, directly or indirectly, to any other offeror before award.

38.      WORK ON BUYER'S OR BUYER'S CUSTOMER'S PREMISES

         If this order requires Seller to perform work on Buyer's or Buyer's customer's premises, Seller shall take all necessary precautions to prevent any injury to persons or damage to property during the progress of such work.

39.      TITLE AND RISK OF LOSS

         Title to supplies furnished under this Agreement shall pass to Buyer upon formal acceptance, regardless of when or where Buyer takes physical possession, unless this Agreement Order specifically provides for earlier passage title. When this Agreement specifies that the designated delivery point is F.O.B. carrier, Seller's plant, risk of loss shall pass to Buyer upon delivery of items to the common carrier by Seller properly addressed, labeled and consigned. When this Agreement specifies that the designated delivery point is F.O.B. destination, risk of loss shall remain with Seller until delivery of items to Buyer. Seller shall bear all risks of loss as to properly rejected supplies by Buyer upon shipment to Seller.

40.      RESPONSIBILITY FOR BUYER OWNED PROPERTY

         A. All property, including data, drawings, material, tooling and equipment, furnished to Seller by Buyer hereunder, shall be used only in the performance of this Agreement, and shall remain the property of Buyer. Title to such property shall not be affected by incorporation in or attachment to any other property.

                                       14

                                                                     Buyer: ____
                                                                     Seller:____

         B. Unless otherwise instructed by Buyer, all Buyer furnished property that is not incorporated into supplies delivered or otherwise consumed shall be returned to Buyer upon this Agreements completion. Property returned shall be in the same condition as received, allowing for reasonable wear and tear. This would include required periodic calibration of supplied tooling or equipment used in production. Seller shall bear the risk of loss or destruction of and damage to property covered by this clause until delivered or returned to Buyer or Buyer's customer.

         C. Buyer shall have the right to enter Seller's premises at all reasonable times to inspect its property and Seller's related records.

         D. If Buyer furnishes under this Agreement Government-owned property, the special terms and conditions (Federal Acquisition Regulation and Department of Defense Federal Acquisition Regulation Supplement clauses) relating to Government-owned property, special tooling, special test equipment, and reporting shall apply in lieu of this clause.

41.      STOP WORK ORDER

         A. Buyer may, at any time, by written notice to Seller, stop all or any part of work under this Purchase Order for up to ninety (90) days. Upon receiving a stop-work order, Seller shall immediately comply with its terms and take all reasonable steps to avoid incurring any additional cost allocable to such work. Within ninety (90) days after the effective date of the stop-work order, Buyer shall either cancel the stop-work order or terminate the work covered by the stop-work order. If a stop work is canceled, Seller shall immediately resume work.

         B. Buyer shall make an equitable adjustment in the Purchase Order delivery schedule and/or price if the stop-work order results in an increase in time or cost for performance. Seller must assert a claim for equitable adjustment under this clause within thirty (30) days after the end of the work stoppage.

42.      WAIVER

         Failure of Buyer to insist on performance of any provision of this Agreement shall not be construed as a waiver of that provision or a waiver of Buyer's or Seller's right to require compliance with such provision in the future. If any provision of this Agreement is found to be illegal or unenforceable under law, that provision shall be deleted; however, all other provisions in this Agreement shall not be affected thereby, and shall remain in full force and effect.

43.      FAILURE TO COMPLY

         If Seller fails to comply with any of the Purchase Order/ Agreement requirements, Buyer may exercise its option to terminate the Purchase Order/Agreement for default or invoke applicable warranties for nonconformance. In lieu of this, however, Buyer may waive the Seller deficiency and in return, Seller agrees to negotiate an equitable reduction in the Order price.

44.      TERMINATION FOR CONVENIENCE

         A. Buyer reserves the right to terminate any Purchase Order, in whole or in part, for its sole convenience. In the event of such written notice of termination, Seller shall immediately stop all work hereunder and shall immediately cause all of its Sellers and subcontractors to cease work. Buyer shall have the right at its option to require the Seller to transfer title to and deliver as Buyer may direct, any completed or partially completed supplies and any materials acquired for the performance of the Purchase Order. In such case, Buyer shall pay Seller the Purchase Order price associated with the accepted completed supplies so transferred and delivered; the price of partially completed supplies or manufacturing materials so transferred and delivered shall be at Seller's cost plus 10%.

                                       15

                                                                     Buyer: ____
                                                                     Seller:____

         B. Seller shall provide Buyer any supporting information necessary to document the reasonableness of Seller's termination for convenience claim.

         C. Seller shall not be paid for any work or costs incurred which reasonably could have been avoided.

         D. Seller shall complete performance of the work not terminated.

         E. If the termination involves only services, Buyer shall be obligated to pay only for services performed before the termination date.

         F. Notice of termination shall be in accordance with Clause 1 of this Agreement.

         G. If Buyer terminates any Purchase Order for convenience as a result of a termination for convenience issued by the Government, the special term and condition (Federal Acquisition Regulation clause) relating to termination for convenience shall apply in lieu of this clause.

45       TERMINATION FOR DEFAULT

         A. Buyer may, without liability and in addition to any other rights or remedies provided herein or by law, terminate any Purchase Order in whole or in part by written notice of default if Seller: (a) fails to deliver the supplies or perform the services within the time specified;
         (b) fails to make sufficient progress with the work, thereby endangering completion of performance within the time specified; or (c) fails to comply with any other Purchase Order provision. Buyer's right to terminate for default may be exercised if Seller does not cure the failure in accordance with Clauses 10 and 43 of this Agreement.

         B. In the event of such termination, Buyer shall have the right at its option to require the Seller to transfer title to and deliver as Buyer may direct, any completed or partially completed supplies and any materials acquired for the performance of this Agreement. In such case, Buyer shall pay Seller the Purchase Order price associated with the accepted completed supplies so transferred and delivered; the price of partially completed supplies or manufacturing materials so transferred and delivered shall be that agreed to by both parties. Seller shall provide Buyer any supporting information necessary to document the reasonableness of Seller's termination for default claim.

         C. If Buyer terminates this Agreement in whole or in part, Seller shall be liable to Buyer for any reasonable cover costs incurred by Buyer in re-procuring Product which was terminated. "Reasonable cover costs" shall include all direct costs incurred by Buyer to procure the Products from another supplier, including the cost of stencils and test fixtures, including all other non-recurring expenses. Seller shall also be responsible for any indirect costs incurred by Buyer in the event this Agreement is terminated in whole or in part. Seller shall not be liable for any additional costs if failure to perform arises from causes beyond Seller's or Seller's subcontractors' control and with no fault or negligence of either of them; provided, however, that the supplies/services to be furnished by Seller's subcontractor (at any tier) were not obtainable from others in time for Seller to meet Purchase Order deliveries or other performance requirements. Seller's liability under this Article shall be limited to five-hundred thousand dollars ($500,000).

         D. Buyer may withhold from any payments due Seller any sum necessary to protect Buyer against any liability or expenses due to the termination for default.

         E. In the event of a partial termination, Seller shall continue the work not terminated.

         F. The rights and remedies of Buyer provided by this clause shall not be exclusive and are in addition to any rights and remedies provided by law or this Agreement.


                                       16

                                                                     Buyer: ____
                                                                     Seller:____

46.      BUYER'S PROPERTY AND INFORMATION

         A. Seller shall not reproduce, use or disclose any data (such as drawings or specifications), designs, or other information, belonging to or supplied by or on behalf of Buyer except as necessary in the performance of this Agreement. Unless otherwise directed, such data, designs, or other information, and any copies, shall be returned to Buyer upon completion of this Agreement. Where Buyer's data, designs drawings or other information is furnished to Seller's Sellers for use in the performance of this Agreement, Seller shall insert the substance of this clause in its purchase orders.

         B.Seller shall not at any time, even after expiration or termination of this Agreement, use or disclose to any person for any purpose, other than to perform this Agreement, any information it receives from Buyer in accordance with the provisions of the Mykotronx, Inc.

47.      INFORMATION DISCLOSED AND/OR DELIVERED TO BUYER

         Any information disclosed or delivered by Seller under this Agreement shall not be deemed confidential or proprietary unless expressly agreed upon by the parties in writing. If this Agreement requires delivery of technical data, software, or other information that will, in turn, be furnished under a Government prime contract or subcontract, the special terms and conditions (Federal Acquisition Regulation and Department of Defense Federal Acquisition Regulation Supplement clauses) relating to technical data, software, or other information will apply.

48.      AMENDMENTS

         No modification, termination, extension, or renewal of any provision of this Agreement shall be binding upon either party unless made in writing and signed by an authorized representative of each of the Parties.

49.      WAIVER

         No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof. Nor shall it constitute a course of dealing and no waiver shall be effective unless made in writing.

50.      CONFIDENTIAL AND PROPRIETARY INFORMATION

         A. Neither party shall use or disclose to a third party any confidential or proprietary information of the other party which has been disclosed to it in connection with this Agreement including, without limitation, designs, plans, methods, processes or specifications, provided however, that Seller has the right to furnish confidential information of Buyer to third Parties if it is needed by such Parties in order to make parts for the Product, and provided further that the third Parties first agree in writing to hold such information in confidence and use it for the purpose of making such parts; provided, however, neither party will be liable for disclosure or use of such information if the same is:

                  (1) in the public domain at the time of disclosure, or is subsequently made available to the general public without restriction by the disclosing party;

                  (2) known to receiving party at the time of disclosure without restrictions on its use or is independently developed by the receiving party; and there is adequate documentation to demonstrate either condition.

                  (3) used or disclosed with the prior written approval of the disclosing party;

                                       17

                                                                     Buyer: ____
                                                                     Seller:____

                  (4) becomes known to the receiving Party from a third party who had a lawful right to discloses and without breach of this Agreement.

         B. Each party shall protect the Confidential or Proprietary Information of the other party using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of such information as that party uses to protect its own Confidential or Proprietary Information.

         C. The parties hereto agreed to employ reasonable efforts to keep in confidence and prevent the disclosure to any person(s) outside their respective organization or any person(s) within their organizations not having a need to know, all information received from the other which is designated in writing and appropriate stamp or legend to be of a confidential or proprietary nature and will not use such information for purposes other than the purpose stated in paragraph A above.

         D. In the event any governmental or judicial order requires the disclosure of Confidential or Proprietary information the recipient of such information shall promptly but in any event prior to such disclosure notify the originator of the Confidential or Proprietary Information of the requirements and provide reasonable aid and assistance if the originator decides to oppose such governmental or judicial order.

         E. Prior to disclosure of Confidential or Proprietary Information to any employee, each party shall fully advise such employee that he or she is required to hold in confidence all information and that such information is not be to disclosed to persons outside his or her organization or to any co-employee not directly concerned with furthering the Purpose of this Agreement. The parties shall maintain between themselves and their officers, employees and consultants duly binding agreements by such persons as may be necessary to fulfill their obligations under this Agreement.

         F. This Article merges all prior discussions and is the entire understanding and agreement of the parties relating to the protection of Confidential and Proprietary Information; neither party shall be bound by any additional or other representation, condition or promise except as subsequently set forth in a writing signed by the party to be bound.

         G. Buyer's Confidential and Proprietary information and all copies thereof shall be returned to Buyer upon termination of this Agreement or upon Buyer's written request. This Article shall survive termination of this Agreement.

51.      ENTIRE AGREEMENT

         This Agreement and its attachments constitute the entire agreement between the Parties regarding the contemplated transactions and supersede all prior agreements and understandings between the Parties relating thereto.

                                       18

                                                                     Buyer: ____
                                                                     Seller:____

IN WITNESS WHEREOF the Parties have caused this Manufacturing Agreement to be executed as of the Effective Date.

BULOVA TECHNOLOGIES, L.L.C.                MYKOTRONX, INC.

By:____________________________            By:_______________________________

Print Name: Richard Juliano                Print Name: Patricia S. Linahan

Title: COO/CFO                             Title: KIV-7 Contract Administrator

                                       19

                                                                     Buyer: ____
                                                                     Seller:____

                                  ATTACHMENT A

                                  KEY PERSONNEL

         PROGRAM MANAGER                     GEORGE LAUBACH

         CONTRACTS MANAGER/ADMIN.            CHARLES BITTNER

         FACILITY SECURITY OFFICER           CHARLES BITTNER

         COMSEC CUSTODIAN                    CHARLES BITTNER
         RALPH RENNING

         TEST ENGINEER                       JOHN RODGERS

         PARTS PLANNER                       GREG LYTLE

                                       20

                                                                     Buyer: ____
                                                                     Seller:____

                                  ATTACHMENT B
                                PRICING SCHEDULE

                  10/23/03 PROPOSAL
                                               BULOVA
                                                SALE
LABOR          PRESIDIO         MATERIAL       PRICE
------------------------------------------------------
302.14          800.00          1,937.86      2,240.00
302.14          825.00          1,975.70      2,277.84
302.14          850.00          2,013.46      2,315.60
302.14          900.00          2,089.00      2,391.14
302.14          925.00          2,126.77      2,428.91
302.14          955.00          2,172.09      2,474.23
302.14          975.00          2,202.31      2,504.45
302.14        1,000.00          2,240.08      2,542.22
302.14        1,025.00          2,277.85      2,579.99
302.14        1,050.00          2,315.61      2,617.75
302.14        1,100.00          2,391.15      2,693.29
302.14        1,125.00          2,428.93      2,731.07
302.14        1,150.00          2,466.69      2,768.83

                                              Bulova
                                             Proposal
   Part No.       Part Description            9/23/03
-----------------------------------------------------
4061244-0701     Lithium Battery               $5.13
4065536-0701     Crypto Ignition Key           $8.54
4065537-0501     DTE RS-232 Cable             $42.33
4065538-0501     DCE RS-232 Cable             $40.68
4065539-0701     120 AC Power Conv            $27.83
4065539-0702     220 AC Power Conv            $24.68
4070531-0501     DTE RS-449 Cable             $52.46
4070532-0501     DCE RS-449 Cable             $52.46
4074249-0501     DTE EIA-530 Cable            $43.69
4074250-0501     DCE EIA-530 Cable            $43.69
4074281-0501     DTE RS-449 Cable             $51.07

                                       21

                                                                     Buyer: ____
                                                                     Seller:____

                                  ATTACHMENT C

                             PRICED BILL OF MATERIAL

                                   FOR KIV-HSB

                                       22

                                                                     Buyer: ____
                                                                     Seller:____

MYKOTRONX
BD39155
FOLLOW-ON CONTRACT-RE-BID

                                                 QTY PER
 COMPONENT              DESCRIPTION               ASSLY           S/UNIT
------------   ------------------------------    ------         -----------
4044525-0703   ADHV,SEALANT SILCONE , 3145 RT    0.0090         $    0.4603
4046041-0001   DAMPER, SHIMMY 0.125 THK             1           $    0.4060
   404810      ADHV,PRIMER N LOCTITE 7649        0.0002         $    0.0016
   404840      SCRW,PHMS 4-40 X .250 SS             5           $    0.0500
   404860      WASH,FLAT 0.125X0.25. 022SS          1           $    0.0060
   404870      SCRW,PFM 4-40 X .250SS               2           $    0.0180
   404880      SCRW,PFM 4-40X.312SS                 7           $    0.0630
   404890      SCRW,PHMS,4-40 X.188,SS             36           $    0.2880
   404900      SCRW,PHMS,4-40X.312,SS               3           $    0.0300
   404910      SCRW,PHMS 2.56 X.312 SS              2           $    0.0200
   404920      ASSY,BATTERY CONNECTOR               1           $    0.9200
   404940      LABL,25x 75VINYL,WHITE               3           $    0.0142
4061227-0001   SHIELD,POWER                         1           $    1.0200
4061228-0001   SHIELD,RF                            1           $    3.7200
4061229-0001   BLOCK,CONNECTING BLOCK               8           $    9.2000
4061232-0701   CON, RECEPTACLE,                     1           $    1.2800
4061233-0701   KEYCEPTACLE                          1           $   19.7500
4061235-0001   COVER,PLATE,FILL                     1           $    0.3900
4061236-0001   LENS, DISPLAY                        1           $    1.1000
4061240-0701   SCRW LOCK, CONNECTOR FEMALE          8           $    3.2360
4061241-0001   BATTERY COVER                        1           $    3.9200
4061244-0701   BAT,LITH THIONYL CHLORIDE            1           $    3.4600
4061254-0701   CON, 9-PIN D-PLUG FILTER             1           $   19.1300
4061257-0701   IC, SWITCH REGULATOR                 2           $    5.6000
4061258-0701   XFR,FLYBACK CONVERTER                2           $    3.4600
4061264-0701   MOSFET,POWER                         5           $    0.0930
4061265-0701   CAP, MULTI-LAYER CERAMIC             1           $    0.0950
4061266-0702   CAP, TANTALUM                        1           $    1.6700
4061269-0001   FLEX CIRCUIT, FRONT PANEL            1           $    9.7500
4063850-0702   CAP, CERAMIC CHIP,120PF             30           $    0.1740
4063850-0705   CAP, CERAMIC CHIP,220PF              2           $    0.0142
4063850-0713   CAP, CERAMIC CHIP,1000PF             1           $    0.0063
4063850-0716   CAP, CERAMIC CH1P,1800PF             4           $    0.0228
4063850-0724   CAP, CERAMIC CHIP,8200PF             1           $    0.0058
4063850-0725   CAP, CERAMIC CHIP,010  UF           18           $    0.1350
4063850-0726   CAP, CERAMIC CHIP,012UF              4           $    0.0276
4063851-0713   CAP,CER,CHIP,01UF,24V,               2           $    0.0220
4063851-0725   CAP, CERAMIC CHIP 100UF             91           $    0.7280
4063852-0705   CAP. TANTALUM CHIP,3.3UF,16V         7           $    0.3430
4063852-0706   CAP, TANTALUM CHIP,22UF,20V          2           $    0.0960
4063852-0710   CAP ,TANTALUM CHIP,1.UF,35V          1           $    0.0480
4063853-0701   DIO,CHIP LL4150-7                   27           $    0.3078
4063854-0701   SEMICONDUCTOR,DIO, SURF MOUNT        1           $    0.0150
4063855-0701   SEMICONDUCTOR, DIO, SCHOTTKY         5           $    9.4750

                                       23

                                                                   Buyer:_______
                                                                   Seller:______

4063856-0716           INDUCTOR,4.7UH,70MA                      1    $    0.0788
4063856-0734           INDUCTOR,150UH,20MA                      2    $    0.1576
4063856-0742           INDUCTOR,10UH,300MA                     12    $    0.6120
4063857-0701           INDUCTOR,100UH                           2    $   18.5000
4063858-0701           TRANSDUCER, AUDIO                        1    $    0.6000
4063859-0701           CON, RA 50 POSITION                      2    $    5.6800
4063861-0701           CON, 9-PIN D-RECEPTACLE FILTER           1    $   18.2500
4063862-0702           CON, PLUG, PIN CONTACTS                  1    $   18.2500
4063863-0701           TRN, PNP LOW PWR SIL SM OUTLIN           2    $    0.0188
4063864-0701           TRN, PNP LOW PWR SIL SM OUTLIN           4    $    0.0280
4063865-0701           RESISTOR, CHIP,100 OHM                   7    $    0.0133
4063865-0702           RES, CHIP,180 OHM                        2    $    0.0038
4063865-0703           RES, CHIP,270 OHM                        1    $    0.0019
4063865-0704           RES, CHIP,430 OHM                        2    $    0.0060
4063865-0705           RES, CHIP,470 OHM                        5    $    0.0095
4063865-0710           RES, CHIP,1000OHM                       11    $    0.0209
4063865-0711           RES, CHIP,1200OHM                        1    $    0.0019
4063865-0712           RES, CHIP,1500 OHM                       4    $    0.0076
4063865-0713           RES, CHIP,1800 OHM                       5    $    0.0095
4063865-0714           RES, CHIP,3300 OHM                       2    $    0.0060
4063865-0715           RES. CHIP, 2000 OHM                      2    $    0.0038
4063865-0716           RES, CHIP, 6200 OHM                      1    $    0.0030
4063865-0717           RES, CHIP,6800 OHMS                     22    $    0.0418
4063865-0718           RES, CHIP, 2490 OHM                      2    $    0.0038
4063865-0719           RES, CHIP, 4700 OHM                      1    $    0.0019
4063865-0720           RES, CHIP ,10K OHM                      12    $    0.0228
4063865-0722           RES, CHIP,13K OHM                        2    $    0.0038
4063865-0727           RES, CHIP, 75K OHM                       1    $    0.0019
4063865-0730           RES, CHIP, 100 KOHM                     40    $    0.0760
4063865-0734           RES, CHIP,390 KOHM                       2    $    0.0038
4063865-0735           RES, CHIP, 470 KOHM                      4    $    0.0080
4063865-0736           RES, CHIP, 560 KOHM                      2    $    0.0040
4063865-0737           RES, CHIP, 620 KOHM                      2    $    0.0040
4063865-0740           RES, CHIP,1.0M OHM                       8    $    0.0152
4063865-0750           RES, CHIP,68 OHMS                        2    $    0.0040
4063865-0751           RES, CHIP,120 OHM                        1    $    0.0019
4063865-0752           RES, CHIP,150 OHM                       12    $    0.0228
4063865-0753           RES, CHIP,330 OHM                        1    $    0.0019
4063865-0754           RES, CHIP,390 OHM                        1    $    0.0019
4063865-0757           RES, CHIP,28K OHM                       20    $    0.0380
4063865-0766           RES, CHP, 93.1 KOHM                      1    $    0.0020
4063865-0767           RES, CHIP, 162 KOHM                      1    $    0.0019
4063866-0701           SWT SPDT                                 1    $    4.6200
4063866-0702           ACTUATOR, LEVER                          1    $    1.7800
4063868-0701           IC, HIGHSPEED CMOS HEX INVERTE           3    $    0.1140
4063870-0701           IC, QUAD 2-INPUT POS NOR GATES           1    $    0.0380
4063871-0701           IC, MICROCONTROLLER                      2    $    9.4800
4063873-0701           IC, OCTAL BFFRS & LINE DRVRS             2    $    0.1060
4063874-0701           IC, QUAD 2-IN POS - OR GATES             2    $    0.0750
4063875-0701           IC, OCTAL D-TYPE TRNSPRNT LATC           1    $    0.0530
4063876-0701           IC, OCTAL BUS TRNCVRS,3 STATE            2    $    0.1060
4063878-0701           IC, 8K X 8 CMOS RAM                      1    $    1.1900

                                                                   Buyer:_______
                                                                   Seller:______

4063879-0701   IC, 64 K EEPROM                             1     $   1.5000
4063881-0701   IC, PROGRMBLE PERIPH INTERFACE              1     $   2.0700
4063884-0701   IC, QUAD 2-INPUT POS. NAND GAT              2     $   0.0750
4063885-0701   RLY, SLD STATE (8 PIN GULLWING              1     $   2.5100
4063886-0701   IC, TRANSCEIVER                             2     $   1.5000
4063887-0701   IC, HEX SCHMITT TRIG. INV                   1     $   0.0380
4063888-0702   IC, 8-BIT SHIFT RGSTR, O/P RGS              2     $   0.2070
4063891-0701   IC, LINE DRIVER                             6     $  12.6000
4063892-0701   IC, QUAD DIFF LINE DRIVER (TTL              3     $   1.0200
4063893-0701   IC, OP AMP                                  2     $   0.0720
4063896-0701   CON, VERT HEADER, SURF MOUNT                2     $   4.5000
4063897-0729   CAP,.22UF,25V SURF MOUNT CERAM              2     $   0.1000
4063899-0711   CAP,22UF,16V SURF MOUNT TANT                4     $   0.5040
4063900-0701   LED (RED)                                   2     $   0.4700
4063901-0701   KEY SWITCH W/LED                            2     $   3.5600
4063901-0702   KEY SWITCH W/LED                            2     $   3.5600
4063902-0701   SWT, PUSH BUTTON                            4     $   1.4000
4063903-0701   DISPLAY, 8-DIGIT, LED                       1     $  11.6700
4063904-0701   RES,39M SURFACE MOUNT FILM                  4     $   2.0120
4063905-0719   CAP,39PF SURFACE MOUNT                      2     $   0.0234
4063906-0701   JUMPER                                      4     $   0.1640
4063907-0701   I.C.C. QUAD BUFFERS                         1     $   0.0450
4063908-0701   TERM, 3 POSITION                            4     $   0.1400
4063909-0702   FUSE, SUBMINIATURE                          1     $   0.1450
4063910-0701   CON, 50 PIN                                 2     $   2.9240
4063911-0702   IC, DPST ANALOG SWITCH                      1     $   0.7300
4063912-0702   IC, SPDT ANALOG SWITCH                      1     $   0.5000
4063913-0701   IND, POWER                                  1     $   9.1000
4063917-0701   IC, QUAD BUFFERS                            1     $   0.0790
4063919-0701   SHIPPING CONTAINER                          1     $   0.7200
4063926-0001   PWB FRONT PANEL                             1     $   0.6100
4063934-0701   IC, OCTAL BUFFER                            2     $   0.1060
4065536-0701   CRYPTO IGNITION KEY                         1     $   5.8000
4065543-0701   RAIL MOUNTING PAIR                          1     $   0.5400
4065564-0701   IC, DUAL 0/U VOLTAGE DETECTOR               1     $   0.7500
4065567-0701   CON, RIGHT ANGLE 37 PIN                     1     $   8.8000
4065569-0701   SOCKET SIP 14 POSITION                      2     $   0.5520
4067250-0501   CABLE ASSY FLEXIBLE                         1     $   4.5500
4067250-0502   CABLE ASSY FLEXIBLE                         1     $   4.9400
4067258-0701   IC, OCTAL BUFFER                            1     $   0.0910
4067259-0701   CRY, SURF MOUNT                             1     $   4.4200
4067260-0001   PWB INTRFACE CNVRSN MOD (U-AVM              1     $   0.4800
4067262-0701   IC, SERIAL COMM CONTROLLER                  1     $   3.1500
4067263-0701   MICROCIRC CMOS 8-BIT MICROCNTR              1     $   3.5761
4067264-0004   LABEL, MARKING (4067375-0501)               1     $   0.0770
4067264-0014   LABEL,MARKING (ON674710-0801)               1     $   0.0770
4067264-0015   LABEL, MARKING (ON674711-0801)              1     $   0.0770
4067266-0701   CON, INTERCONNECT STRIP                     2     $   1.2800
4067267-0701   IC, DUAL 4-STAGE COUNTER                    1     $   0.1000
4067289-0701   FOAM PACKAGE KIV-7HSB (BOTTOM)              1     $   2.0600
4067289-0702   FOAM PACKAGE KIV-7HSB (TOP)                 1     $   0.6700
4067292-0001   BRACKET, MOUNTING CIK SWITCH                1     $   1.9500

                                       25

                                                                    Buyer:______
                                                                    Seller:_____

  4067332-0001    CHASSIS, DIE CASTING                      1      $    32.6200
  4067333-0001    BOTTOM COVER DIE CASTING ASSY             1      $    19.5500
  4067334-0003    PANEL, FRONT DIE CASTING                  1      $    13.9200
  4067335-0701    CON, HEADER                               1      $     0.6400
  4067337-0701    CON, 50 PIN CUSTOM                        1      $     3.3300
  4067338-0702    RES, DIP SOIC 14 PIN                      1      $     0.1720
  4067345-0701    BAG, STATIC SHIELDING                     1      $     0.2184
  4067346-0701    BAG, POLYETHYLENE                         1      $     0.0270
  4074891-0701    INDUCT, PWR, AXIAL LEADED                 1      $     0.9500
  4075774-0701    MICROCIRC QUAD DIFF LINE RECVR            4      $     0,9200
  4075775-0802    DTE CNTRLR PROGRAMMED ASSY                1      $    19.7000
  4075782-0001    PLATE                                     1      $     7.0000
  4075797-0701    OSCILLATOR, HYBRID CLOCK                  1      $    19.0000
  4075803-0001    PWB SYSTEM CONTROLLER                     i      $    15.7500
  4075804-0001    PWB,SYSTEM CONTROLLER                     1      $    15.7500
  4077216-0705    CAP, TANT, CHIP, LOW ESR                  6      $     2.5440
  4077216-0708    CAP, TANT,CHIP, LOW  ESR                  4      $     1.0640
  4090501-0201    USER MANUAL KIV-7HSB                      1      $     1.7500
  4090510-0701    CARTON, FOLDING                           1      $     0.8900
  4090512-0701    LABEL. SET KIV-7HSB                       1      $     0.3300
  4090515-0701    IC,POWER MONITOR                          9      $     7.3860
  4090518-0701    BATTERY, INSTL/REPLC  LABEL               1      $     0.1100
  MS16535-63N     RIVET, TUBULAR                            1      $     0.0510
    ON 190164     SPRING, CONTACT                           1      $     0.7100
    0N190165      SPACER, CONTACT                           1      $     0.1350
   ON241775 -2    CON,RCPT,AUDIO 6 CONTACT                  1      $     9.4000
   ON278503 -1    CONTACT, SPRING 0208033400                1      $     1.4100
   OM278503-2     CONTACT, SPRING 0208033500                1      $     1.3500
    ON278504      SUPPORT, BACK                             1      $     0.3100
   ON278507-1     TERMINAL, INSULATED                       2      $     0.9000
    ON278553      SUPPORT, BACK                             1      $     0.3100
  ON655710-0702   PRESIDIO E-HQH                            1      $   800.0000
  ON674712-0801   EPROM, PROGRAMMED ASSY                    1      $     0.6900
  ON674713-0801   DCE, CNTRLR, FPGA 1 PRGRMD ASS            1      $    40.2500
  ON674714-0801   DCE, CNTRLR, FPGA 2 PRGRMO ASS            1      $    19.7000
  4090516-0701    HEADER, RIGHT ANGLE                       1      $     0.1200
  4067272-0701    LABEL, WARNING                            1      $     0.2500
  4067275-0801    SCREW, CAPTIVE                            1      $     0.7500
    ADVH-0008     ADVH, Loctite 242                      0.0100    $     0.1984
  4067342-0201    Paint Specification, KIV 7             0.0010    $     0.0620
     090022       Tape, Gummed, 3" Wide (TY 1. CL 2)        1      $     0.0170
    PACK-0034     PACK, BOX  20X13X4 COR 200               A/R     $     0.0744
    PACK-0035     PACK, BOX 20X13X8 COR 200                A/R     $     0.0776
    PACK-0036     PACK, BOX 20X26X8 COR 200                A/R     $     0.0955
    PACK-0037     PACK,BOX, 13.75x17.5x20.COR 201          A/R     $     0.0843
    PACK-0038     PACK.BOX,17,5x27 5x20.COR 275            A/R     $     0.0981
  4067264-0019    label                                  0.0086    $     0.0007
  4067264-0020    label                                  0.0086    $     0.0007
  4067264 0021    label                                  0.0086    $     0.0007
  4075789-0701    Microcircuit, EPROM                    0.0086    $     0.0086
  Tempest Test    Secure  Systems test                   0.0086    $    13.2171
                                                                   ------------
                  Totals                                           $ 1,343.1442
                                                                   ============

                                       26

                                                                 Buyer:_________
                                                                 Seller:________

                                  ATTACHMENT D

                            HARRIS PRESIDIO WARRANTY

Harris warrants new equipment manufactured by Harris against defects in material or workmanship at the time of delivery for a period of twelve (12) months from the date of shipment, provided Mykotronx gives Harris prompt written notice. Other manufacturer's equipment, if any, including electron tubes shall carry only such manufacturer's standard warranty.

Harris's sole responsibility with respect to any equipment or parts is, at its option, (a) to repair or replace such equipment or parts upon the return FOB Harris's factory within the stated warranty period, or (b) to accept the return FOB Mykotronx's point of installation, whereupon Harris shall (1) issue a credit to Mykotronx's account in an amount equal to an equitable portion of the total Delivery order price, without interest, or (b) if the total Delivery order price has been paid, refund to Mykotronx an equitable portion, without interest.

Harris assumes no responsibility for design characteristics of special equipment manufactured to specifications supplied by or on behalf of Purchaser.

Harris shall not be liable for any expense whether for repairs, material, service or otherwise, incurred by Mykotronx or modification made by Mykotronx to the equipment without prior written consent of Harris.

EXCEPT AS SET FORTH HEREIN, AND EXECEPT AS TO TITLE, THERE ARE NO WARRANTIES OR ANY AFFIRMATIONS OF ACT OR PROMISES BY SELLER WITH REFERENCE TO THE EQUIPMENT OR TO MERCHANTABILITY, FITNESS FOR PURPOSE, INFRINGEMENT, OPERATIONAL EFFICIENT, AND COMMUNICATIONS RANGE OR OTHERWISE, WHICH EXTEND BEYOND THE DECRIPTION OF THE EQUIPMENT ON THE FACE HEREOF.

In no event shall Harris be liable for any special or consequential damages including, but not limited to, loss of anticipated profits or revenue, cost of substitutive equipment, downtime costs, facilities or services, or claims of customers of Mykotronx.

                                       27

                                                                     Buyer: ____
                                                                     Seller:____

                                  ATTACHMENT E

                       KIV-7HSB SPECIFICATIONS & DRAWINGS

                             (UNDER SEPARATE COVER)

  CIIN    PRODUCT    SIZE   DRAWING NO.               DESCRIPTION              ECR#      REV.     DATE REL.
------------------------------------------------------------------------------------------------------------
 KI106    KIV-7HSB    B       4044525     ADHESIVE-SEALANT SILICONE, RTV                  G       9/15/2001
 KI106    KIV-7HSB    A       4046041     DAMPER, SHIMMY                                  C        9/4/2001
 KI106    KIV-7HSB    A       4061227     SHIELD, POWER                                   C       9/18/2001
 KI106    KIV-7HSB    B       4061228     SHIELD, RF                                      A       9/15/2001
 KI106    KIV-7HSB    B       4061229     BLOCK, CONNECTOR MOUNTING                       E       2/25/2003
 KI106    KIV-7HSB    A       4061232     CONNECTOR, RECEPTACLE                           B       11/15/2001
 KI106    KIV-7HSB    A       4061233     KEYCEPTACLE                                     B       11/26/2001
 KI106    KIV-7HSB    A       4061235     COVER PLATE, FILL                               A       8/15/2001
 KI106    KIV-7HSB    B       4061236     LENS, DISPLAY                                   A       8/17/2001
 KI106    KIV-7HSB    B       4061237     ELECTRONIC ASSY-FRONT PANEL                     E        8/8/2001
 KI106    KIV-7HSB    B       4061238     BOTTOM COVER ASSEMBLY                           D        7/2/2001
 KI106    KIV-7HSB    A       4061240     SCREW LOCK, CONNECTOR FEMALE                    A       9/19/2001
 KI106    KIV-7HSB    A       4061241     COVER, BATTERY                                  B       6/19/2001
 KI106    KIV-7HSB    A       4061243     CONNECTOR, BATTERY                              A       9/25/2001
 KI106    KIV-7HSB    A       4061244     BATTERY, LITHIUM THIONYL CHLORIDE,              B       9/26/2001
                                          3.5 V
 KI106    KIV-7HSB    A       4061249     TERMINAL, BATTERY                               A       9/25/2001
 KI106    KIV-7HSB    A       4061252     SOCKET, PLCC 44 POSITION                        -       6/19/1992
 KI106    KIV-7HSB    A       4061254     CONNECTOR 9-PIN D-PLUG FILTER                   E       11/15/2001
 KI106    KIV-7HSB    A       4061257     I.C., SWITCHING REGULATOR                       A        7/2/2001
 KI106    KIV-7HSB    A       4061258     TRANSFORMER, FLYBACK CONVERTER                  B       11/15/2001
 KI106    KIV-7HSB    A       4061259     HEADER, RIGHT ANGLE                             A       11/15/2001
 KI106    KIV-7HSB    A       4061264                MOSFET, POWER                        B        2/4/2002

                                       28

                                                                     Buyer: ____
                                                                     Seller:____

 KI106    KIV-7HSB    A       4061265     CAPACITOR, MULTI-LAYER CERAMIC                  B       11/15/2001
 KI106    KIV-7HSB    A       4061266     CAPACITOR, TANTALUM                             B       11/15/2001
 KI106    KIV-7HSB    B       4061269     FLEX CIRCUIT, FRONT PANEL                       E       8/20/2001
 KI106    KIV-7HSB    B       4061270     FLEX CIRCUIT ASSY A1W1                          D       9/19/2001
 KI106    KIV-7HSB    A       4063850     CAPACITOR, CERAMIC CHIP                         F       9/18/2003
 KI106    KIV-7HSB    A       4063851     CAPACITOR, CERAMIC CHIP                         B       11/15/2001
 KI106    KIV-7HSB    A       4063852     CAPACITOR, TANTALUM CHIP                        C        7/2/2001
 KI106    KIV-7HSB    A       4063853     DIODE,  CHIP                                    C       12/4/2002
 KI106    KIV-7HSB    A       4063854     SEMICONDUCTOR, DIODE, ZENER,                    D       9/23/2003
                                          SURFACE MOUNT
 KI106    KIV-7HSB    A       4063855     SEMICONDUCTOR, DIODE, SCHOTTKY,                 C        2/1/2002
                                          SURFACE MOUNT
 KI106    KIV-7HSB    A       4063856     INDUCTOR                                        A        2/4/2002
 KI106    KIV-7HSB    A       4063857     INDUCTOR                                        D       11/22/2002
 KI106    KIV-7HSB    A       4063858     TRANSDUCER AUDIO                                A       11/15/2001
 KI106    KIV-7HSB    A       4063859     CONNECTOR RA 50 POSITION                        A       11/15/2001
 KI106    KIV-7HSB    A       4063861     CONNECTOR, 9-PIN D-RECEPTACLE                   D       11/15/2001
                                          FILTER
 KI106    KIV-7HSB    A       4063862     CONNECTOR, PLUG, RIGHT ANGLE,                   E       11/15/2001
                                          SUBMINIATURE D, FILTERED, 37
                                          POSITIONS, PIN CONTACTS
 KI106    KIV-7HSB    A       4063863     TRANSISTOR, PNP LOW POWER SILICON               A       11/15/2001
                                          SMALL OUTLINE
 KI106    KIV-7HSB    A       4063864     TRANSISTOR, PNP LOW POWER SILICON               A       11/15/2001
                                          SMALL OUTLINE
 KI106    KIV-7HSB    A       4063865     RESISTOR, CHIP                                  D       9/15/2003
 KI106    KIV-7HSB    A       4063866     SWITCH SPDT                                     A       11/26/2001
 KI106    KIV-7HSB    A       4063868     I.C., HIGHSPEED CMOS HEX INVERTER               A       11/15/2001
 KI106    KIV-7HSB    A       4063870     I.C., QUAD 2-INPUT POS NOR GATES                A        2/4/2002
 KI106    KIV-7HSB    A       4063871     I.C., MICROCONTROLLER                 140       D       7/12/2002

                                       29

                                                                     Buyer: ____
                                                                     Seller:____

 KI106    KIV-7HSB    A       4063873     I.C., OCTAL BUFFERS & LINE DRIVERS              A       11/15/2001
                                          WITH 3 STATE OUTPUTS (HIGHSPEED
                                          CMOS)
 KI106    KIV-7HSB    A       4063874     I.C., QUAD 2-IN POS-OR GATES                    A       11/15/2001
 KI106    KIV-7HSB    A       4063875     I.C., OCTAL D-TYPE TRANSPARENT                  A       11/26/2001
                                          LATCHES WITH 3 STATE OUTPUTS
                                          (HIGHSPEED CMOS)
 KI106    KIV-7HSB    A       4063876     I.C., OCTAL BUS TRANSCEIVERS WITH               A       11/26/2001
                                          3 STATE OUTPUTS (HIGHSPEED CMOS)
 KI106    KIV-7HSB    A       4063878     I.C., 8K x 8 CMOS RAM                           C       9/18/2003
 KI106    KIV-7HSB    A       4063879     I.C., 64K EEPROM                                B       11/26/2001
 KI106    KIV-7HSB    A       4063881        I.C., PROGRAMMABLE PERIPHERAL                A        2/4/2002
                                                       INTERFACE
 KI106    KIV-7HSB    A       4063882           I.C., VOLTAGE REGULATOR                   A        2/4/2002
 KI106    KIV-7HSB    A       4063884     I.C., QUAD 2-INPUT POSITIVE NAND                B       11/26/2001
                                          GATES (HIGH-SPEED CMOS)
 KI106    KIV-7HSB    A       4063885     RELAY, SOLID-STATE (8 PIN                       B       10/12/2001
                                                  GULL WING)
 KI106    KIV-7HSB    A       4063886     I.C., TRANSCEIVER                               A       11/26/2001
 KI106    KIV-7HSB    A       4063887     I.C., HEX SCHMITT TRIG. INVERTER                A       11/26/2001
                                          (HIGHSPEED CMOS)
 KI106    KIV-7HSB    A       4063888     I.C., B-BIT SHIFT REGISTERS WITH 3              B       11/26/2001
                                          STATE OUTPUT REGISTERS
 KI106    KIV-7HSB    A       4063891     I.C., LINE DRIVER                               B       11/26/2001
 KI106    KIV-7HSB    A       4063892     I.C., QUAD  DIFFERENTIAL LINE                   A       11/26/2001
                                          DRIVER (TTL)
 KI106    KIV-7HSB    A       4063893     I.C., OP AMP                                    A       11/26/2001
 KI106    KIV-7HSB    A       4063896         CONNECTOR, VERTICAL HEADER,                 B       9/19/2003
                                                     SURFACE MOUNT
 KI106    KIV-7HSB    A       4063897     CAPACITOR, SURFACE MOUNT CERAMIC                -       7/21/1992
 KI106    KIV-7HSB    A       4063899      CAPACITOR, SURFACE MOUNT TANTALUM              A        2/4/2002
 KI106    KIV-7HSB    A       4063900     LED                                             B       11/26/2001
 KI106    KIV-7HSB    A       4063901     KEY SWITCH WITH LED                             A       11/26/2001
 KI106    KIV-7HSB    A       4063902     SWITCH, PUSH BUTTON                             A       11/26/2001

                                       30

                                                                     Buyer: ____
                                                                     Seller:____

 KI106    KIV-7HSB    A       4063903     DISPLAY, EIGHT DIGIT, LED                       A       11/26/2001
 KI106    KIV-7HSB    A       4063904        RESISTOR, SURFACE MOUNT FILM                 A        2/4/2002
 KI106    KIV-7HSB    A       4063905     CAPACITOR, SURFACE MOUNT CERAMIC                -       6/12/1992
 KI106    KIV-7HSB    A       4063906     JUMPER                                          A        7/2/2001
 KI106    KIV-7HSB    A       4063907             I.C., QUAD BUFFERS                      A        2/4/2002
 KI106    KIV-7HSB    A       4063908     TERMINAL 3 POSITION                             B       11/26/2001
 KI106    KIV-7HSB    A       4063909             FUSE, SUBMINIATURE                      A        2/4/2002
 KI106    KIV-7HSB    A       4063910     CONNECTOR, 50  PIN                              B       11/26/2001
 KI106    KIV-7HSB    A       4063911          I.C., DPST ANALOG SWITCH                   C        2/4/2002
 KI106    KIV-7HSB    A       4063912          I.C., SPDT ANALOG SWITCH                   D       9/22/2003
 KI106    KIV-7HSB    A       4063913               INDUCTOR, POWER                       E       7/10/2003
 KI106    KIV-7HSB    A       4063917             I.C., QUAD BUFFERS                      A        2/4/2002
 KI106    KIV-7HSB    B       4063919     CONTAINER, SHIPPING                             C       8/21/2001
 KI106    KIV-7HSB    B       4063925     CIRCUIT CARD ASSEMBLY FRONT PANEL               K       10/5/2001
 KI106    KIV-7HSB   A,C      4063926     PRINTED WIRING BOARD FRONT PANEL                G       10/5/2001
 KI106    KIV-7HSB    A       4063934     I.C., OCTAL BUFFER                              A       11/26/2001
 KI106    KIV-7HSB    A       4063940     CONDUCTOR, FLAT FLEXIBLE                        B       11/26/2001
 KI106    KIV-7HSB    A       4063941     CONNECTOR                                       B       11/26/2001
 KI106    KIV-7HSB    A       4065536     CRYPTO  IGNITION KEY (CIK)                      B       11/26/2001
 KI106    KIV-7HSB    A       4065543     RAIL MOUNTING, PAIR                             E       11/14/2001
 KI106    KIV-7HSB    A       4065564        I.C., DUAL OVER/UNDER VOLTAGE                A        2/4/2002
                                                       DETECTOR
 KI106    KIV-7HSB    A       4065567        CONNECTOR, RIGHT ANGLE 37 PIN                D        2/4/2002
 KI106    KIV-7HSB    A       4065569           SOCKET SIP 14 POSITION                    A        2/4/2002
 KI106    KIV-7HSB    B       4067250     CABLE ASSEMBLY FLEXIBLE                         A       8/15/2001
 KI106    KIV-7HSB    A       4067258             I.C., OCTAL BUFFER                      A        2/4/2002
 KI106    KIV-7HSB    A       4067259           CRYSTAL, SURFACE MOUNT                    A        2/4/2002

                                       31

                                                                     Buyer: ____
                                                                     Seller:____

 KI106    KIV-7HSB    B       4067260     PRINTED WIRING BOARD INTERFACE        097       H       7/17/2001
                                             CONVERSION MODULE (U-AVM)
 KI106    KIV-7HSB    A       4067262         I.C., SERIAL COMMUNICATIONS                 B        2/4/2002
                                                      CONTROLLER
 KI106    KIV-7HSB    A       4067263     MICROCIRCUIT CMOS, 8-BIT                        C       12/5/2002
                                          MICROCONTROLLER (44PLCC)
 KI106    KIV-7HSB   A,C      4067264     LABEL, MARKING                                  F       9/18/2001
 KI106    KIV-7HSB    A       4067266     CONNECTOR, INTERCONNECT STRIP                   C        2/4/2002
 KI106    KIV-7HSB    A       4067267     I.C., DUAL 4-STAGE COUNTER                      A        2/4/2002
 KI106    KIV-7HSB    A       4067272     LABEL, WARNING                                  A       9/25/2001
 KI106    KIV-7HSB    B       4067275     SCREW,  CAPTIVE                                 B       8/15/2001
 KI106    KIV-7HSB    A       4067283     TRANSISTOR MOSFET P-CHANNEL                     A        2/4/2002
 KI106    KIV-7HSB    B       4067289     FOAM PACKAGE KIV-7                              D        9/1/2001
 KI106    KIV-7HSB    B       4067292     BRACKET, MOUNTING CIK SWITCH                    C        7/8/2002
 KI106    KIV-7HSB    B       4067298     SCHEMATIC DIAGRAM FRONT PANEL                   B       11/14/2001
 KI106    KIV-7HSB    B       4067332     CHASSIS, DIE CASTING                            J        7/2/2001
 KI106    KIV-7HSB    B       4067333     BOTTOM COVER DIE CASTING ASSY                   J        1/7/2002
 KI106    KIV-7HSB    B       4067334     PANEL, FRONT DIE CASTING                        M       7/10/2001
 KI106    KIV-7HSB    A       4067335     CONNECTOR, HEADER                               B        2/4/2002
 KI106    KIV-7HSB    A       4067336     TO/FROM CONNECTION LIST FLEX                    A       8/15/2001
                                          CIRCUIT
 KI106    KIV-7HSB    A       4067337     CONNECTOR 50 PIN CUSTOM                         D        2/4/2002
 KI106    KIV-7HSB    A       4067338     RESISTOR DIP SOIC 14 PIN                        B        2/4/2002
 KI106    KIV-7HSB    A       4067345     BAG  STATIC SHIELDING                           A       9/25/2001
 KI106    KIV-7HSB    A       4067346     BAG POLYETHYLENE                                A       9/25/2001
 KI106    KIV-7HSB    B       4067375     MICROCIRCUIT ASSEMBLY                           C        7/2/2001
                                          MICROCONTROLLER (PROGRAMMED)
 KI106    KIV-7HSB    A       4070512     ICM MASTER PARTS                                C        2/4/2002
 KI106    KIV-7HSB            4070513     NRL ICM SOFTWARE

                                       32

                                                                     Buyer: ____
                                                                     Seller:____

 KI106    KIV-7HSB    A       4074891     INDUCTOR, POWER, AXIAL LEADED                   B       9/25/2001
 KI106    KIV-7HSB    A       4075770     BUILD DOCUMENT FOR KIV-7HSA DCE                 A        7/6/2001
                                          AND DTE CONTROLLER FPGA'S
 KI106    KIV-7HSB    A       4075771     SOFTWARE VERSION                                -       9/23/1999
                                          DESCRIPTION FOR THE KIV-
                                          7HSA DCE AND DTE
                                          CONTROLLER
 KI106    KIV-7HSB    A       4075774     MICROCIRCUIT, QUADRUPLE                         A        2/4/2002
                                          DIFFERENTIAL LINE RECEIVER
                                          (PACKAGE: 16 DIP)
 KI106    KIV-7HSB    B       4075775     DTE CONTROLLER PROGRAMMED ASSY                  B       8/13/2001
 KI106    KIV-7HSB    A       4075781     MICROCIRCUIT, FPGA (208 PLASTIC                 B       8/13/2001
                                          QUAD FLAT PACK)
 KI106    KIV-7HSB    B       4075782     PLATE                                           C       11/26/2001
 KI106    KIV-7HSB    A       4075785     MICROCIRCUIT, FPGA (160 PLASTIC                 B       9/18/2001
                                          FLAT PACK
 KI106    KIV-7HSB    A       4075789     MICROCIRCUIT, EPROM (32 LEAD                    A        8/7/2001
                                          PLASTIC J-LEAD PLCC)
 KI106    KIV-7HSB    A       4075797     OSCILLATOR, HYBRID CLOCK (HCMOS)                C       9/16/2003
                                          (PACKAGE: 14/4 DIP)
 KI106    KIV-7HSB    B       4075803     PWB, SYSTEM CONTROLLER                          E       10/7/2003
 KI106    KIV-7HSB    B       4075804     PRINTED WIRING BOARD KG SUBSYSTEM               D       8/12/2003
 KI106    KIV-7HSB    B       4075805     SCHEMATIC DIAGRAM SYSTEM                        B       9/21/2002
                                          CONTROLLER (E-HMV)
 KI106    KIV-7HSB    B       4075806     SCHEMATIC DIAGRAM H.S. KG SUBSYSTEM             B       4/25/2002
 KI106    KIV-7HSB    A       4077216     CAPACITOR, TANTALUM, CHIP, LOW ESR              B        7/2/2001
 KI106    KIV-7HSB    A       4080512     SOCKET PLCC 32 POSITION                         -        7/2/2001
 KI106    KIV-7HSB    B       4090500     KIV-7HSB PACKING ASSY                           B       2/19/2002
 KI106    KIV-7HSB    B       4090510     CARTON FOLDING                                  -       3/16/2001
 KI106    KIV-7HSB    B       4090511     ARTWORK PACKAGING KIV-7HSB                      B       8/30/2003
 KI106    KIV-7HSB    B       4090512     ARTWORK PACKAGING KIV-7HSB                      B       8/13/2001
 KI106    KIV-7HSB    B       4090513     KIV-7HSB FRONT PANEL ARTWORK                    B       6/21/2001
 KI106    KIV-7HSB    A       4090515     IC, POWER MONITOR                               -       4/24/2002
 KI106    KIV-7HSB    A       4090516     RIGHT ANGLE CONNECTOR                           -        9/3/2003
 KI106    KIV-7HSB    A       4090517     BATTERY CONNECTOR                               -        9/3/2003

                                       33

                                                                     Buyer: ____
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

 KI106    KIV-7HSB    B       4090518     ARTWORK BATTERY WARNING LABEL                   -       9/23/2003
 KI106    KIV-7HSB    A       4090519     BATTERY CONNECTOR TERMINAL                      -       7/28/2003
 KI106    KIV-7HSB    B       0N190164    SPRING, CONTACT                                 D       6/27/2001
 KI106    KIV-7HSB    A       0N190165    SPACER, CONTACT                                 A       11/7/1983
 KI106    KIV-7HSB    A       0N241775    CONN, RCPT, AUDIO 6 CONTACT                     U       10/5/1989
 KI106    KIV-7HSB   A,B      0N278501    CONTACT ASSY POSITIVE                           A       6/24/1980
 KI106    KIV-7HSB    A       0N278502    CONTACT ASSY, NEGATIVE                          -       3/13/1980
 KI106    KIV-7HSB    A       0N278503    CONTACT, SPRING                                 E       9/18/2001
 KI106    KIV-7HSB    A       0N278504    SUPPORT, BACK                                   A        1/2/1987
 KI106    KIV-7HSB    B       0N278507    TERMINAL, INSULATED                             -       3/12/1980
 KI106    KIV-7HSB    A       0N278553    SUPPORT, BACK                                   A        1/2/1987
 KI106    KIV-7HSB    B       0N606375    CIRCUIT CARD ASSEMBLY INTERFACE                 F       7/15/2002
                                          CONVERSION MODULE (U-AVM)
 KI106    KIV-7HSB    B       0N606376    SCHEMATIC DIAGRAM ICM (U-AVM)                   A       11/14/2001
 KI106    KIV-7HSB    B       0N655701    ASSEMBLY SYSTEM CONTROLLER                      G        8/3/2001
 KI106    KIV-7HSB    B       0N655702    CCA,  KG SUB SYSTEM (E-HMU)                     G       4/26/2002
 KI106    KIV-7HSB    A       0N655710    PRESIDO, E-HIW                                  B        7/6/2001
 KI106    KIV-7HSB    B       0N674702    KIV-7HSB UNIT ASSY                              -       3/12/2001
 KI106    KIV-7HSB    B       0N674703    KIV-7HSB ACCEPTANCE TEST                        A       4/30/2001
                                          SPECIFICATION
 KI106    KIV-7HSB    B       0N674710    MICROCONTROLLER PROGRAMMED U-UBB                -       4/27/2001
 KI106    KIV-7HSB    B       0N674711    MICROCONTROLLER PROGRAMMED U-UBC                -       4/27/2001
 KI106    KIV-7HSB    B       0N674712    EXTERNAL EPROM                                  -       4/27/2001
 KI106    KIV-7HSB    B       0N674713    DCE CONTROLLER FPGA 1 PROGRAMMED                -       4/27/2001
                                          ASSY
 KI106    KIV-7HSB    B       0N674714    DCE CONTROLLER FPGA 2 PROGRAMMED                -       4/27/2001
                                          ASSY
 KI106    KIV-7HSB    B       0N674715    MICROCONTROLLER PROGRAMMED U-UBB S1             -       5/24/2001
 KI106    KIV-7HSB    B       0N674716    MICROCONTROLLER PROGRAMMED U-UBC S2             -       5/24/2001

                                       34

                                                                     Buyer: ____
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

 KI106    KIV-7HSB    B       0N674717    EPROM PROGRAMMED ASSY                           -       5/24/2001
 KI106    KIV-7HSB    B      4090500-DT   KIV-7HSB DRAWING TREE                           E       10/7/2003
 KI106    KIV-7HSB    A     4090500-IDL   KIV-7HSB INDENTURED DRAWING LIST                B       10/7/2003
 KI106    KIV-7HSB    A     4090501-0201  KIV-7HSB USER'S MANUAL                          A       5/14/2002
 KI106    KIV-7HSB    B      PL0N278501   CONTACT ASSY POSITIVE                           B
 KI106    KIV-7HSB    B      PL0N278502   CONTACT ASSY NEGATIVE                           A       9/10/1992
 KI106    KIV-7HSB    A     PL0N606375-   INTERFACE CONVERSION MODULE                     D       8/28/2002
                               0501
 KI106    KIV-7HSB    A      PL0N655701       ASSEMBLY SYSTEM CONTROLLER                  C        2/4/2002
 KI106    KIV-7HSB    A      PL0N655702           CCA, KG SUB SYSTEM                      F       8/28/2002
 KI106    KIV-7HSB          PL0N674702-   PARTS LIST KIV-7HSB UNIT ASSY                   A       9/18/2001
                               0501
 KI106    KIV-7HSB    A     PL0N674710-   MICROCONTROLLER PROGRAMMED U-UBB                A        8/6/2001
                               0801
 KI106    KIV-7HSB    A     PL0N674711-   MICROCONTROLLER PROGRAMMED U-UBC                A        8/6/2001
                               0801
 KI106    KIV-7HSB    A     PL0N674712-   EXTERNAL EPROM                                  A        9/4/2001
                               0801
 KI106    KIV-7HSB    A     PL0N674713-   DCE CONTROLLER FPGA 1                           A        7/2/2001
                               0801       PROGRAMMED ASSY
 KI106    KIV-7HSB    A     PL0N674714-   DCE CONTROLLER FPGA 2                           A        7/2/2001
                               0801       PROGRAMMED ASSY
 KI106    KIV-7HSB    A     PL4061237-    FRONT PANEL ASSEMBLY                            A       8/21/2001
                               0504
 KI106    KIV-7HSB    A     PL4061238-    BOTTOM COVER ASSEMBLY                           B       10/6/2003
                               0503
 KI106    KIV-7HSB    B     PL4061270-    FLEX CIRCUIT ASSEMBLY                           B        1/8/1998
                               0501
 KI106    KIV-7HSB    A     PL4063925-    CIRCUIT CARD ASSEMBLY FRONT PANEL               F       10/8/2001
                               0501
 KI106    KIV-7HSB    A     PL4067375-    MICROCIRCUIT ASSY                               B       10/8/2001
                               0501
                            PL4075775-                                                    A
                               0801
 KI106    KIV-7HSB    A     PL4075775-    DTE CONTROLLER PROGRAMMED ASSY                  B       8/13/2001
                               0802
 KI106    KIV-7HSB    A     PL4090500-    PARTS LIST KIV-7HSB PACKING ASSY                A       9/18/2001
                               0501
 KI106    KIV-7HSB    A     PLON674715-   MICROCONTROLLER PROGRAMMED                      -       5/23/2001
                               0801       U-UBB-S1 TEMPEST TEST ONLY
 KI106    KIV-7HSB    A     PLON674716-   MICROCONTROLLER PROGRAMMED                      -       5/23/2001
                               0801       U-UBB-S1 TEMPEST TEST ONLY

                                       35

                                                                     Buyer: ____
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

 KI106    KIV-7HSB    A     PLON674717-   EPROM, PROGRAMMED ASSY TEMPEST                  -       5/23/2001
                               0801       TEST ONLY
 KI106    KIV-7HSB    A       TP-5298     ACCEPTANCE TEST PROCEDURE FOR THE               -       5/21/2001
                                          KIV-7HSB
 KI106    KIV-7HSB    A       TP-5306     KIV-7HSB Tempest Test Procedure                 -       5/31/2001

                                       36

                                                                     Buyer: ____
                                                                     Seller:____

                                  ATTACHMENT F

                    MYKOTRONX, INC. NON-DISCLOSURE AGREEMENT

                             (UNDER SEPARATE COVER)

                                       37

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

                                  ATTACHMENT G

                             MYKOTRONX QA PROVISIONS

SUBJECT: QUALITY ASSURANCE REQUIREMENTS FOR                        M-STD-17
PROCURED ITEMS (Q CLAUSES)                                           REV. A

Approved. T. Altobelli, QA Manager                                   Date: 11
February 2003

1.0      Application. This document establishes the standard quality assurance
(QA) requirements (Q Clauses) for Rainbow Mykotronx-procured deliverable items such as parts, materials, and/or processes which are applicable to the extent specified in the procurement document.

Additional requirements may be defined in other specific Project documents including those that are unique only to that Project.

2.0 Q Clauses Document. The attached Q Clauses document lists the various quality requirements for Rainbow Mykotronx procured items.

The Q clauses are entered on the Rainbow Mykotronx procurement document to indicate applicable QA requirements to the item being procured.

3.0      Responsibility

3.1 Quality Assurance. Prepares and maintains the Q Clauses document. Coordinates changes with Project Management, Manufacturing, and Engineering as appropriate. Reviews procurement documents as necessary and coordinates with program management applicable Q clause(s) to project procurements. Ensures that applicable Q-Clauses are included in the procurement document in the performance of procurement document review.

3.2 Program Management. Ensures that Program Q-Clauses and other procurement requirements are identified. Coordinate with the Procurement and Quality other quality requirements for project/program other than that shown on the Q Clauses document.

3.4 Procurement Organization. Assures that applicable Q-Clauses are included in the procurement document.

4.0 Changes. QA controls this document. Submit recommended changes to the QA Manager for review, coordination, approval and release.

                                       38

                                                                     Buyer: ____
                                                                     Seller:____

         QUALITY ASSURANCE REQUIREMENTS FOR PROCURED ITEMS (Q CLAUSES)
                                 M-STD-17 REV. A

     Notes: Buyer's acceptance of the procurement document denotes Buyer's agreement to the Q-Clause requirements annotated on the procurement document.

I.  DEFINITIONS
    Buyer- Rainbow Mykotronx procurement entity
    Vendor/supplier - The legal entity that is the contracting party with Rainbow Mykotronx with respect to the procurement document. Procurement document - The purchase order (P.O.) or subcontract between Rainbow Mykotronx and the vendor/supplier. Item - The product or service contracted for by the procurement document.

             II.  Q CLAUSES

Q-1 GENERAL QUALITY REQUIREMENTS (INCLUDE PARAGRAPHS A THROUGH K AS SHOWN BELOW)

A) Prohibited Practices:

Unauthorized repairs. Vendor/supplier shall not repair any damaged item nor any found to be faulty during manufacturing or that it fails to meet Rainbow Mykotronx specification/drawing requirements, without written Rainbow Mykotronx approval, except when the nonconformance is minor and material review board
(MRB) authorization has been granted by Rainbow Mykotronx. Vendor/supplier is not authorized to perform MRB activity on nonconforming material without Rainbow Mykotronx authorization.

Change in approved drawings, processes, materials, or procedures. Vendor/supplier shall not change any drawing, process, material (including subtier supplier parts) or procedure without prior Rainbow Mykotronx written approval, if such drawings, processes, materials, or procedures was previously approved by Rainbow Mykotronx as provided for in the Procurement document.

Vendor/supplier shall not change any process, material or procedure from that used to qualify any item or which was used by Vendor/supplier to become a qualified source for Rainbow Mykotronx's specification/drawing, without Rainbow Mykotronx's written approval.

Resubmittal of Rejected Items. Any item rejected by Rainbow Mykotronx and subsequently resubmitted to Rainbow Mykotronx shall be clearly identified as a resubmittal item, indicating procurement document number and Rainbow Mykotronx's reject document number in vendor/supplier's certificate of conformance.

Notification of Facility Change. Vendor/supplier shall not use nor relocate any production , manufacturing, and/or processing facilities to differ from previous approval by Rainbow Mykotronx, during performance of work specified in the procurement document, without previously notifying Rainbow Mykotronx and according Rainbow Mykotronx an opportunity to examine such facilities for compliance with procurement quality requirements.

Changing of Test Facility. Vendor/supplier shall not change a test facility nor use another test facility to meet specification /drawing requirements without prior Rainbow Mykotronx's written approval, if a specific test facility was previously approved by Rainbow Mykotronx as provided for in procurement document.

Change of Management/Ownership. Vendor/supplier shall notify Rainbow Mykotronx when a significant change in management or ownership has occurred.

B) Responsibility for Conformance. Neither surveillance nor inspection and/or test made by Rainbow Mykotronx or its representatives or U.S. Government representatives at either Rainbow Mykotronx or vendor/supplier's facilities, nor vendor/supplier's compliance with all applicable procurement quality requirements, shall relieve vendor/supplier of the responsibility to furnish an item that conforms to the requirements of the procurement document.

Vendor/supplier shall control subtier supplier to the extent necessary to ensure quality requirements specified in the procurement document is satisfied. Quality requirements shall include, but are not limited to, the following: subtier preaward survey/evaluation, periodic auditing of supplier, implementing a subtier supplier rating system, ensuring adequate review of procurement documentation prior to procurements, controlling procurement of critical items for Vendor/supplier product, inspection of procured items to documented procedures, and control of nonconforming material, including corrective action.

C) Rainbow Mykotronx Surveys, Surveillance, Audits and Inspection. Rainbow Mykotronx has the right to conduct surveys, audits, and surveillance of vendor/supplier facilities, and those of vendor/supplier subtier suppliers with prior coordination with vendor/supplier, to determine capability to comply and to verify continuing compliance, with the requirements of the procurement document.

Rainbow Mykotronx has the right to perform inspection at vendor/supplier facilities, and those of vendor/supplier subtier suppliers with prior coordination with vendor/supplier, during the period of manufacture and inspection prior to shipment. Final inspection, and acceptance, shall be performed at Rainbow Mykotronx's facility, unless otherwise specified in the procurement document.

Rainbow Mykotronx reserves the right to use Mil Std 105, MiL Std 414 or other sampling process for the acceptance or rejection of items.

D) Documentation. Rainbow Mykotronx may refuse to accept item if vendor/supplier fails to submit certifications, documentation, test data or reports specified by the procurement document. Documentation includes Rainbow Mykotronx source inspection if such source inspection is performed.

E) Corrective Action Request. When a quality problem exists with any vendor/supplier item, Rainbow Mykotronx may forward a corrective action request to vendor/supplier, requiring timely response, that shall include the following information: analysis of the cause of the problem, statement of the action taken to prevent recurrence, and the effectivity of the action,. When corrective action is required for U.S. Government source inspected items, vendor/supplier shall coordinate such action with the U.S. Government quality representative assigned to administer vendor/supplier facility.

                                       39

                                                                     Buyer: ____
                                                                     Seller:____

F) U.S. Government Source Inspection. For procurement made under U.S. Government contracts, the U.S. Government has the right to inspect any and all of the work included in the procurement document, at vendor/supplier facilities or at subtier supplier facilities. Vendor/supplier quality control or inspection system and manufacturing processes are subject to review, certification, and analysis by authorized U.S. Government representatives.

G) Measuring and Test Equipment. Vendor/supplier shall be responsible for validating the accuracy and stability of tools, gages, and test equipment used to eonstarte that any item conforms to the requirements specified by the procurement document. Documented schedules shall be maintained to provide for periodic calibration to adequate standards. Objective evidence of calibrations shall be recorded and made available for Rainbow Mykotronx review.

H) Nonconforming Material. Any decision to accept any nonconformance (variance from Rainbow Mykotronx's drawings and specifications), detected at vendor/supplier facilities, must be made by Rainbow Mykotronx unless otherwise specified by the procurement document. Vendor/supplier shall provide for identification, control and segregation of nonconforming material detected at vendor/supplier facilities.

I) Inspection Records. Vendor/supplier shall maintain records of all inspections and tests performed on any item delivered to Rainbow Mykotronx. These records shall identify nonconformance and shall be made available for Rainbow Mykotronx review.

J) Sample Inspection. Sample inspection plans may be used by vendor/supplier when tests are destructive , or when the records or inherent characteristics of the product indicate that a reduction in inspection/testing can be achieved without jeopardizing product quality. Sample inspection shall be in accordance with the applicable Rainbow Mykotronx specification. When not specified by Rainbow Mykotronx, military standard sampling plans (e.g. Mil-Std-105, Mil-Std-414, or Handbooks H016, H017, or H018) may be used. Other sample inspection plans shall be approved by the Rainbow Mykotronx prior to their implementation. All sample inspection plans shall provide valid confidence in specified quality levels.

K) Vendor/supplier's Basic Certificate of Conformance (C of C). Vendor/supplier shall provide a certificate of conformance providing: 1) a statement that the items furnished per the Rainbow Mykotronx procurement document have been manufactured, tested, and inspected in accordance with the requirements of the applicable specifications/drawings and the results of such test and inspection meet the requirements thereof; 2) a statement that Rainbow Mykotronx-required inspections and tests have been performed utilizing calibrated equipment; and 3) a statement that all materials used in items meets the applicable specification/drawing requirements specified by the procurement document.

The CofC shall include vendor/supplier name, actual address where item was manufactured/tested, item name, vendor/supplier's part number, and lot/process/batch number, etc. as applicable. The CofC shall also include the Rainbow Mykotronx's name, part number, specification/drawing number, including applicable revision designation and procurement document number/revision. The CofC shall be signed by the vendor/supplier's authorized person and shall include title of signatory and date. Any certificate not meeting the above requirements is subject to rejection upon Rainbow Mykotronx's receipt.

Q-2 (A OR B) INSPECTION SYSTEM REQUIREMENTS, NHB5300.4 (1B)

A. Vendor/supplier shall provide and maintain an inspection system that is in conformance with NHB5300.4 (1B), "Quality Program Provisions for Aeronautical and Space Systems Contractors."

B. Vendor/supplier shall provide and maintain an inspection system that is in conformance with NHB5300.4 (1B), "Quality Program Provisions for Aeronautical and Space Systems Contractors", that have been tailored as specified in the Rainbow Mykotronx procurement document.

         Q-3 (A OR B) INSPECTION SYSTEM REQUIREMENT, MIL-Q-9858A

A. Vendor/supplier shall provide and maintain an inspection system that is in conformance with MIL-Q-9858A, "Quality Program Requirements".

B. Vendor/supplier shall provide and maintain an inspection system that is in conformance with MIL-Q-9858A, "Quality Program Requirements", that have been tailored as specified in the Rainbow Mykotronx procurement document.

Q-4 (A OR B) INSPECTION SYSTEM REQUIREMENTS, NHB5300.4 (1C)

A. Vendor/supplier shall provide and maintain an inspection system that is in conformance with NHB5300.4 (1C), "Inspection Systems Provisions for Aeronautical and Space System Material, Parts, Components, and Services."

B. Vendor/supplier shall provide and maintain an inspection system that is in conformance with NHB5300.4 (1C), "Inspection Systems Provisions for Aeronautical and Space System Material, Parts, Components, and Services," that have been tailored as specified in the Rainbow Mykotronx procurement document.

         Q-5 (A OR B) INSPECTION SYSTEM REQUIREMENTS (MIL-I-45208)

A. Vendor/supplier shall provide and maintain an inspection system that is in conformance with MIL-l-45208, ":Inspection System Requirements, " and a calibration program that is in conformance with MIL-STD-45662, "Calibration Systems Requirements".

B. Vendor/supplier shall provide and maintain an inspection system in accordance with requirements of MIL-I-45208,"Inspection Systems Requirements,"and a calibration program that is in accordance with MIL-STD-45662, "Calibration Systems Requirements", that have been tailored as specified in the Rainbow Mykotronx procurement document.

         Q-6 (A,B,C,D,E,F,G, OR H) BUYER SOURCE INSPECTION

Vendor/supplier conformance to Rainbow Mykotronx requirements shall be verified by Rainbow Mykotronx and shall be performed at vendor/supplier facilities prior to shipment of items being procured. Vendor/supplier shall provide reasonable facilities and a copy of Rainbow Mykotronx specification/drawing and procurement document for Rainbow Mykotronx verification of vendor/supplier conformance to procurement document and specification/drawing requirements. Rainbow Mykotronx reserves the right the audit/verify conformance to Rainbow Mykotronx requirements at Vendor/supplier facility and at vendor/supplier subtier supplier facilities for any item not manufactured/processed within vendor/supplier facilities. Rainbow Mykotronx source inspection shall include, but is not limited to, the following:

- Validation of vendor/supplier automated test programs and procedures to Rainbow Mykotronx specification/drawing requirements (when applicable).

- Witnessing vendor/supplier performance of acceptance/qualification testing and inspections to Rainbow Mykotronx specification/drawing requirements. Vendor/supplier shall perform an additional 1.0 AQL acceptance test/inspection when vendor/supplier original acceptance testing has not been witnessed by a Rainbow Mykotronx representative.

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

- Review of vendor/supplier acceptance test/inspection data and reports to verify conformance with Rainbow Mykotronx specification/drawing requirements.

- Review of lot qualification test data to Rainbow Mykotronx specification/drawing requirements, if applicable.

- Verification of vendor/supplier packaging and packing of items being procured to ensure conformance with Rainbow Mykotronx procurement document or specification/ drawing requirements.

- Verification of item traceability and vendor/supplier certification to ensure conformance with the Rainbow Mykotronx procurement document of specification/drawing requirements.

Vendor/supplier shall provide inspection/test data and reports to Rainbow Mykotronx representative indicating which characteristics, parameters, dimensions, etc., were actually tested/inspected for validation to Rainbow Mykotronx specification/drawing requirements.

Vendor/supplier shall notify Rainbow Mykotronx not less than three working days prior to the time that items are ready for Rainbow Mykotronx source inspection.

After Rainbow Mykotronx source inspection, any rework or test of the items(s), including any unscheduled or unauthorized entry, such as removal of a panel, cover, or enclosure shall void the Rainbow Mykotronx source inspection and vendor/supplier shall request Rainbow Mykotronx source inspection and vendor/supplier shall request Rainbow Mykotronx to repeat applicable source inspection steps(s).

A. BUYER IN-PROCESS INSPECTION. Vendor/supplier performance of in-process operations to Rainbow Mykotronx requirements shall be verified by Rainbow Mykotronx during item manufacture at one or more of the following, as specified by the document:

         1. Prior to encapsulation/conformal coating.

         2. Prior to cleaning.

         3. Prior to plating.

         4. Prior to assembly close-up.

         5. Other points specified by the procurement document.

         6. Other points specified in the Process Identification Document.

B. BUYER AUDIT/PROCESS VERIFICATION. Rainbow Mykotronx audit of vendor/supplier process operations by Rainbow Mykotronx representative shall include, but not be limited to, the following:

- Verification that vendor/supplier is maintaining a quality assurance system that has been previously approved by Rainbow Mykotronx.

- Verification that vendor/supplier flow down of requirements to subtier suppliers is adequate to meet Rainbow Mykotronx requirements.

- Verification that vendor/supplier work instructions are adequate to ensure implementation of Rainbow Mykotronx requirements.

- Verification that vendor/supplier manufacturing processes are under control, to ensure product quality, configuration control and traceability to meet Rainbow Mykotronx requirements.

- Verification that vendor/supplier is maintaining proper control of nonconforming material and taking corrective action, as required.

C. BUYER PRECAP INSPECTION. Items of this procurement document require precap inspection by Rainbow Mykotronx subsequent to the 100 percent precap visual inspection performed by vendor/supplier.

D. BUYER SCANNING ELECTRON MICROSCOPE ANALYSIS. Rainbow Mykotronx approval of Scanning Electron Microscope (SEM) analysis shall be required for wafer lots to be incorporated in parts supplied to Rainbow Mykotronx. The SEM analysis shall be performed by vendor/supplier and must be approved by Rainbow Mykotronx prior to the incorporation of wafers in parts.

E. BUYER SOURCE SURVEILLANCE

Rainbow Mykotronx shall perform surveillance at vendor/supplier facilities during the contract period. Surveillance shall be scheduled by Rainbow Mykotronx and coordination with vendor/supplier prior to implementation. Surveillance activities shall include, but not be limited to, the following:

- Auditing vendor/supplier's procurement, manufacturing, test and inspection, configuration control, and nonconforming material control procedures and processes.

- Witnessing of product acceptance/ qualification testing.

- Review of vendor/supplier's test/inspection data and reports to verify conformance to procurement document requirements.

F. BUYER SOURCE INSPECTION FOR PROCUREMENT TO ANOTHER CONTRACTOR'S PART NUMBER/SPECIFICATION. Rainbow Mykotronx source inspection shall consist of verification of another contractor's inspection data to ensure that items have met the other contractor's specification requirements when Rainbow Mykotronx procurement document specifies contractor's part number. Vendor/supplier shall provide copy of other contractor's source inspection report/data containing results of other contractor's inspection. Whenever other contractor's source inspection report/data is/are not available, the vendor/supplier inspection traveler indicating other contractor's test/inspection acceptance may be used for verification. Inspection verification review shall be performed at vendor/supplier facility prior to shipment.

G. BUYER FINAL SOURCE INSPECTION. Items of this procurement require final inspection by Rainbow Mykotronx quality engineering subsequent to the 100 percent final inspection performed by vendor/supplier.

H. BUYER SOFTWARE AUDITS. Rainbow Mykotronx shall perform audits, review and/or verification at vendor/supplier facilities during the development and test of software to be furnished on this procurement.

Q-7 U.S. GOVERNMENT SOURCE INSPECTION (NASA)

All work under the procurement document is subject to inspection and test by the U.S. Government any time and place. The U.S. Government representative who has been delegated NASA quality assurance functions for the procurement document shall be notified immediately upon receipt thereof. The U.S. Government representative shall also be notified three (3) working days in advance of the time the items are ready for inspection or test. In the event that the U.S. Government representative cannot be contacted, Rainbow Mykotronx shall be notified immediately.

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

Vendor/supplier, without additional charge to the procurement document, shall provide all reasonably required facilities and assistance for convenience and safety of the U.S. Government representatives in the performance of their duties.

Q-8 U.S. GOVERNMENT SOURCE INSPECTION (DOD)

U.S. Government source inspection is required prior to shipment from vendor/supplier facility. Upon receipt of this procurement document, vendor/supplier shall immediately notify and provide a copy of the procurement document to the U.S. Government representative who normally services the Vendor/suppliers facility, so that appropriate planning for U.S. Government source inspection can be accomplished. If a U.S. representative does not normally service the vendor/supplier's facility, the nearest Army, Navy, Air Force, or Defense Agency inspection office shall be contacted. In the event that a U.S. Government representative cannot be contracted, Rainbow Mykotronx shall be notified immediately.

Vendor/supplier, without additional charge to the procurement document, shall provide all reasonably require facilities and assistance for convenience and safety of the U.S. Government representatives in the performance of their duties.

         Q-9 (A AND B) RAW MATERIAL DOCUMENTATION REQUIREMENTS

A. Shipment of materials whether raw, semi-finished or finished, shall be accompanied by a Certificate of Conformance from vendor/supplier, stating as a minimum:

         - the name of location of the raw material manufacturer, as applicable,

         - material identification by specification number, and material condition where applicable.

         - a statement of raw material conformance to applicable requirements.

B. All items in Q-9A plus actual chemical/physical test results which substantiate compliance with the applicable raw material and/or specification requirements.

         Q-10 CONTROL OF PROCESSES

A process requiring Rainbow Mykotronx approval of processor's facility is being procured for this order. The facility performing such processes, whether the supplier's or a subtier to the supplier, must be approved by Rainbow Mykotronx in advance of actual processing. Rainbow Mykotronx will make available, upon request, a list of approved process facilities specific to the applicable processes. A certificate of conformance to the process specification requirements shall be provided with the shipment.

         Q-11 TEST DATA

When Rainbow Mykotronx specification requires test data to be recorded during performance of acceptance testing, a copy of the recorded data, showing evidence of vendor/supplier inspection and verification of conformance, shall accompany shipment of items to Rainbow Mykotronx. Data shall meet the format requirements of Rainbow Mykotronx specification and, as a minimum, be identified with:

         - Rainbow Mykotronx procurement document number and any change notice number.

         - Rainbow Mykotronx specification/drawing number and revision letter.

         - Rainbow Mykotronx engineering order(s).

         - Part number

         - Type of test performed.

         - Lot numbers, serial numbers, and/or codes of items tested.

         - Total quantity tested, quantity accepted and quantity rejected.

         - Any codes, keys, or other information necessary to interpret vendor/supplier data.

         Q-12 RADIOGRAPHIC INSPECTION

Vendor/supplier must be approved by Rainbow Mykotronx to perform the radiographic inspection applicable to this procurement document or shall use a radiographic facility approved by Rainbow Mykotronx. A list of approved radiographic facilities shall be provided by Rainbow Mykotronx upon request. If vendor/supplier wishes to use an unapproved facility, prior authorization must be requested and received from Rainbow Mykotronx.

Unless otherwise specified by the parts specification or procedure applicable to this procurement document, each radiograph shall, as a minimum comply with MIL-STD-453, "Inspection, Radiographic," or MIL-STD-883, "Test Methods and Procedures for Microelectronics". The radiographic film and a copy of the report shall accompany the shipment of the items to the Rainbow Mykotronx.

         Q-13 REQUIREMENTS FOR DISTRIBUTORS

The distributor (a supplier other than the manufacturer) shall identify the manufacturer and location of manufacturer of each item furnished under the procurement document.

When items are identified by a Rainbow Mykotronx number, the distributor shall provide complete information as to the original manufacturer and original manufacturer's part number, lot number, serial number, and/or data code of items shipped. Such identification shall be submitted with each shipment.

         Q-14 SUPPLIER INSPECTION REPORTING REQUIREMENTS

Vendor/supplier shall submit, with each shipment of items, one copy of an inspection report reflecting 100 percent inspection verification of all drawing characteristics. The report shall delineate each drawing characteristic and specific the corresponding actual measurement results, except that a check mark will suffice for those dimensions with a total tolerance spread greater than
0.005 inch. True position dimensions of 0.007 inch or less shall be recorded in the data submitted. Inspection record traceability shall be maintained by either serializing each item (if allowed) or tag identification. The item identification is then matched with the corresponding inspection report. A single inspection documentation record sheet may be used for more than one item of the same part number. The only exception to the above procedure applies to items machined under tape-controlled or automatic conditions. In that case, the 100 percent inspection report may be limited to the first and last item procured from one continuous set-up, and the inspection report shall state that the items were machined under tape-controlled or automatic conditions. INSPECTION RECORD
EXAMPLE:

Dimension &Tol.                    S/N 001           S/N 002          S/N 003
-----------------------            -------           -------          -------
..250  -.001/+.004                   .251              .253              .254

If there are more than 25 items of the same part number and if serialization is not required, the items may be grouped and data recorded as follows:

                                       42

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

  Dimension&Tol.          Qty                Results
------------------        ---               ---------
..250  -.001/ +.004        150               .249/.253

         Q-15 (A OR B) SUPPLIER QUALITY ASSURANCE PROGRAM REQUIREMENTS, MIL-STD-1535A

A.Vendor/supplier shall provide and maintain a supplier quality assurance program that is in conformance with MIL-STD-1535A, "Supplier Quality Assurance Program Requirements."

B. Vendor/supplier shall provide and maintain a supplier quality assurance program in accordance with requirements of MIL-STD-1535A, "Supplier Quality Assurance Program Requirements," that have been tailored as specified in the Rainbow Mykotronx procurement document.

Q-16 (A,B,C,D,E OR F) CORRECTIVE ACTION AND DISPOSITION SYSTEM FOR NONCONFORMING MATERIAL, MIL-STD-1520. Vendor/supplier shall provide and maintain a corrective action and disposition program for nonconforming material that is in conformance or with accordance with MIL-STD-1520, "Corrective Action and Disposition System for Nonconforming Material" or with tailored requirements of MIL-STD-1520.

         A. MIL-STD-1520A

         B. MIL-STD-1520A, tailored as specified in the Rainbow Mykotronx procurement document.

         C. MIL-STD-1520B

         D. MIL-STD-1520B, tailored as specified in the Rainbow Mykotronx procurement document.

         E. MIL-STD-1520C

         F. MIL-STD-1520C, tailored as specified in the Rainbow Mykotronx procurement document.

Q-17 CALIBRATION SYSTEMS REQUIREMENTS (MIL-STD-45662)

Vendor/supplier shall provide and maintain a calibration program that is in conformance with Mil-Std-45662, "Calibration Systems Requirements."

Q-18 CONTROL OF TEST SOFTWARE.

Vendor/supplier shall provide and maintain a system for the control of software used in the qualification/acceptance testing of deliverable hardware, software and firmware to be furnished on this procurement. Vendor/supplier shall maintain procedures and test records on items delivered to Rainbow Mykotronx and these records shall be available for Rainbow Mykotronx review.

Q-19 ELECTROSTATIC DISCHARGE CONTROL.

Vendor/supplier shall provide and maintain a program for electrostatic discharge
(ESD) control for hardware items to be furnished on this procurement. Rainbow Mykotronx requirements are as specified in the procurement document. Vendor/supplier electrostatic discharge control program is subject to review and approval by the Rainbow Mykotronx.

Q-20 SUBCONTRACTOR PRODUCT ASSURANCE REQUIREMENTS.

Vendor/supplier shall provide and maintain a system that assures implementation of the provisions contained in the applicable product assurance requirements document and statement of work that is referenced within the procurement document. The general quality assurance requirements of Q-1 are also applicable for this procurement.

Q-21 (A OR B) DEFENSE SYSTEMS SOFTWARE DEVELOPMENT (DOD-STD-2167A)

A. Vendor/supplier shall provide and maintain a software development program which is in conformance with DOD-STD-2167A, "Defense System Software Development."

B. Vendor/supplier shall provide and maintain a software development program in accordance with requirements of DOD-STD-2167A, "Defense System Software Development," that have been tailored as specified in Rainbow Mykotronx's procurement documents.

Q-22 (A OR B) DEFENSE SYSTEMS SOFTWARE QUALITY PROGRAM (DOD-STD-2168)

A. Vendor/supplier shall provide and maintain a software quality assurance program that is in conformance with DOD-STD-2168, "Defense System Software Quality Program."

B. Vendor/supplier shall provide and maintain a software quality program that is in accordance with requirements of DOD-STD-2168, "Defense System Software Quality Program," that have been tailored as specified in Rainbow Mykotronx's procurement document.

Q-23 SOFTWARE DELIVERY DOCUMENTATION.

 Vendor/supplier shall deliver documentation of software as specified in the procurement document. Software documentation shall be sufficient to establish that:

         - All requirements are achieved or waivers submitted.

         - Configuration is correct and deliverables are properly identified and marked.

         - Planned level of acceptance is achieved and/or deviations/waivers are made part of the deliverable documentation package.

         - Operating instructions accompanying the developed software are sufficient to enable loading, initialization, and operation by Rainbow Mykotronx's personnel.

Q-24 END ITEM DATA PACKAGES.

The following are the minimum Rainbow Mykotronx requirements for data package contents. Special project requirements in addition to these are contained in product assurance requirements or statement of work.

1) Format. Table of contents and labeled dividers between sections.

2) Contents. a) As-built vs. as-designed report. b) acceptance test procedure and data. c) operating time record d) discrepancy documents e) waiver/deviations, f) identification sheet listing: as applicable--- unit name, equipment specification part number, serial number, revision level, contract number, project name, original vs. retest package, acceptance vs. qualification data, and review signatures.

         Q-25 (A OR B) INSPECTION SYSTEM REQUIREMENT, ISO9001

A. Vendor/supplier shall provide and maintain an inspection system that is in conformance with ISO9001

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

B. Vendor/supplier shall provide and maintain an inspection system that is in conformance ISO9001, that have been tailored as specified in the Rainbow Mykotronx procurement document.

         Q-26 (A OR B) IN-PROCESS DATA

The supplier shall collect data at the various inspection and test points and furnish monthly reports (pareto charts, first pass yield, etc) to Rainbow Mykotronx's in regard to overall product performance.

                                       44

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

                                  ATTACHMENT H.
                              CONTRACT FAR CLAUSES
                        SECTION D - PACKAGING AND MARKING

D.1 Record Plate

A modification record plate to include the serial number, modal, and any modifications shall be affixed to each equipment as previously provided Under MDA904-98-D-C104.

(End of Clause)

D.2 BAR CODES

Bar codes in accordance with MIL-STD-1189 and NSA-2 shall also be printed on identifying equipment nameplates. The "fail bar Code message for equipment shall contain the short title, the serial number, sad the National stock Number. Written approval from the COR is required to modify the bar code contents in any case where adequate space is not available.

(End of Clause)

D.3 352.247-9003  MARKING AND DOCUMENTS  (SEP 1994)

         (a) All Contractor-generated technical reports shall bear the statement "Not Releasable to the Defense Technical Information Center per DoD Directive 3200.12."

         (b) In addition to the above marking all unclassified technical reports, photographs, drawings, schematics, design circuits and description of equipment designed and/or produced under the contract shall be marked with the legend "DISTRIBUTION LIMITED TO U.S.GOVERNMENT AGENCIES ONLY THIS DOCUMENT CONTAINS NSA INFORMATION (Applicable Date) REQUEST FOR THIS DOCUMENT MUST BE REFERRED TO THE DIRECTOR, NSA, Where SF Form 298 is required to accompany a document, the legend shall be entered in Block 12a thereof.

         (d) The contractor shall be responsible for inserting the appropriate application data in the aforementioned legend. This date shall be the date upon which the document was completed.

(End of Clause)

D.4 352.247-8004   PACKING AND SHIPPING (OCT 1998)

         (a) Packing

                  (1) Material shall be packed by personnel duly cleared for the level of classification in question, to conceal it properly and to avoid suspicion as to its contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. No NOTATION To INDICATE THE CLASSIFICATION SHALL APPEAR, ON EXTERNAL MARKINGS.

                  (2) Documents shall be enclosed in two sealed envelopes or covers. Typewritten or printed matter in the contents shall be protected by a covet sheet or by folding inward to avoid direct contact with the inner envelope or cover. The inner cover shall be addressed, return addressed, sealed and marked with the security classification on front and back so that the sparking will be easily seen when the outer cover is removed. Receipt for, if required, shall be enclosed identifying the addressor, addresses, and listing the contents by short title. The outer envelope or cover shall be of sufficient opaqueness and density as to prevent the classification marking of the inner cover from being visible rend shall be addressed, return addressed, and carefully sealed with no markings or notations.

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

           (b) Shipping

                  (1) Classified material shall be shipped in accordance with the Industrial Security Manual for Safeguarding Classified Material and Security Guidelines contained in DD Form 254.

                  (2) Unclassified material shall be shipped in accordance with the contractor's best commercial practice to insure safe arrival at destination.

(End of Clause)

                     SECTION E - INSPECTION AND ACCEPTANCE

E.1 REFERENCED CLAUSES

         The following contract clause(s) pertinent to this section is/are hereby incorporated

CLAUSE NO.                             TITLE
----------          -----------------------------------------------
52.246-02           INSPECTION or SUPPLIES - FIXED-PRICE (Aug 1996)
52.246-16           RESPONSIBILITY FOR SUPPLIES (APR 1984)

E.2 PRODUCTION EQUIPMENT

The equipment shall be inspected and tested in accordance with the KIV-7HSB Integration and Operations Manual and the Contract.

(End of Clause)

E.3 Inspection and Final Acceptance

a. Hardware: inspection and final acceptance of all equipment shall be conducted at the contractor's manufacturing facility in accordance with an approved Acceptance Test Plan Defense Contract Management Agency (DCMA) will be utilized on this contract. The Government will provide a copy of the Letter of Delegation
(LOD) to the contractor and the cognizant Government inspection organizations.

b. Review and final acceptance of all data items will be accomplished at the destination by the Contracting officer or his authorized representative.

c. The KIV-7HSB units shall meet TEMPEST requirements as stated in the item description and/or Specification. TEMPEST testing shall be conducted in accordance with an approved TEMPEST test plan. TEMPEST test reports shall be made available to the Government upon request.

(End of Clause)

E.6 352.248-9005 NOTICE: MATERIAL AND WORKMANSHIP (JUL 1999)

All material incorporated in the work shall be new and the work shall be performed in a skillful and workman like, efficient manner. Both materials and Workmanship shall be subject to the inspection of the Contracting Officer or his duly authorized representative who may require the Contractor to correct defective workmanship or materials without cost to the Government unless the contract specifies otherwise.

(End of Clause)

                                       46

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

                      SECTION F - DELIVERIES OR PERFORMANCE

F.1 REFERENCED CLAUSES

         The following contract clauses pertinent to this section is/are hereby incorporated

CLAUSE NO.                          TITLE
----------          ----------------------------------------
52-211-17           DELIVERY OF EXCESS QUANTITIES
52.242-15           STOP-WORK ORDER (AUG 1989)
53.242-17           GOVERNMENT DELAY OF WORK (APR.1984)
52.247-84           F.O.B. DESTINATION (NOV. 1991)

                    SECTION G - CONTRACT ADMINISTRATION DATA

G.4 352,220-9001 CONTRACTOR LIABILITY FOR STATE AND LOCAL TAXES (SEP 1994)

         Generally, the contractor is liable for payment of state or local taxes on this contract to the same extent that it would be liable for such taxes on a contract with a nongovernment entity. Although it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office
(MPO) is a federal government agency, this fact alone does not in and of itself create a tax exemption for the contractor. While dome transactions undertaken by the contractor pursuant to this contract may be exempt from a state or local tax, it is the Contractor's responsibility to identify such exertion under the applicable statute, and to resolve the applicability of such with state or local taxing authorities.

(End of Clause)

G.5 352.232-9007 ALLOCATION of CONTRACT COSTS, FIRM FIXED PRICE WITHOUT PROGRESS PAYMENTS - AWARD (MAR 1998)

         Because this contract is supported by two or more fund citations, all requests for payments end invoices fitted for payment shill allocate costs taxed on the line item end Accounting Classification reference (ACR) listed on the order award document. An invoice sot properly allocated shall be considered and improper invoice, under the Prompt Payment Act.

(End of clause)

G.10 352.242-9002 NOTICE CONTRACT ADMINISTRATION FUNCTIONS (MAR 1998)

         (a) The Procuring Contracting officer (PCO) will retain all administration functions under this contract except for those assigned to the cognizant Defense Contract Management Commend (DCMC) component, is accordance with part 42 of the FAR, part 242 of the DOD FAR supplement and the FCO's letter dated 3 Feb. 2003.

         (b) The Contractor's 5-position CAGE Code is 65598.

         (c) The following administration functions ors hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

                  (1) 42.3O2 (a) (1). Review the Contractor's compensation structure

                  (2) 42.302(a)(5). Negotiate forward pricing rate agreements (FAR 15.4073)

                  (3) 42.302(a)(9) Establish final indirect cost rates and billing rates for those contractors meeting the criteria for contracting officer determination in FAR Subpart 42.7,

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

                  (5) 42.302(a)(16). Monitor the Contractor 's financial condition and advise the contracting officer when it jeopardizes contract performance.

                  (6) 42.302(a)(25). Process and execute novation and change of name agreements under FAR Subpart 42.12

                  (7) 42.302(a)(33). Advise and assist contractors regarding their priorities and allocations responsibilities and assist contracting offices in processing requests for special assistance and for priority ratings for privately owned capital equipment.

                  (8) 42.302 (a)(34). Monitor Contractor industrial relations matters under the contract; apprise the contracting officer of actual or potential labor disputes, and coordinate the remodel of urgently required material from the strikebound contractor's plant, upon instructive from, and authorization of the contracting officer.

                  (9) 42.302(a)(49). Monitor the Contractor's value engineering program.

                  (10) 42.302(a)(50). Review, approve or disapprove, and maintain surveillance of the Contractor's purchasing system (gee FAR
         Part 44).

                  (15) 42.302(a)(66). Determine that the Contractor has a drug-free workplace program and drug-free awareness program (See FAR Subpart 23.5)

                  (16) 242.302(a)(9). For additional contract administration functions related to IR&D/B&P projects performed by major contractors, See 242.771-3(a).

                  (17) 242.3 02(a) (33). Also perform industrial readiness and mobilization production planning field surveys and negotiate schedules.

         (d) The following contract administration functions (marked (X) when, applicable) are hereby delegated in Whole or in Part to the cognizant DCMC component (see FAR/DFARS references below):

                  () (1) 42.302(a) (4). Review any evaluate contractors' proposals under FAR Subpart 25.8 and, when negotiation will be accomplished by the contracting officer, furnish comments and recommendations to that officer.

                  ( ) (2) 42.302(a) (6). Negotiate advance agreements applicable to treatment of costs under contracts currently assigned for administration (see FAR Subpart 31.109) Subpart 32.109).

                  (X) (3) 42.302(a) (26). Perform property administration and plant clearance (see FAR Part 45).

                  ( ) (4) 42.302(a) (28). Perform necessary Screening, redistribution and disposes of contractor inventory

                  () (6) 42,302(a) (31). Perform production support, surveillance, and status resorting, including timely reporting of potential and actual slippage in contract delivery schedules.

                  () (7) 42.302 (a)(37). Review and evaluate preservation, packaging and packing.

                  ( ) (8) 43.302(a)(39), Ensure Contractor compliance with contractual safety requirements. Note: see DFARS 233.370 for safely requirements on contracts for ammunition and explosives.

                  ( ) (10) 42.302(a) (60). Cause release of shipments from Contractor's plants according to the shining instructions. When applicable, the order of assigned priority shall be followed; shipments within the same priority shall be determined by date of the instructions.

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

                  ( ) (12) 42.302,(a) (65). Accomplish administrative closeout procedures (see FAR Subpart 4.804.5).

                  ( ) (13) 43.302 (a) (68) Monitor the contractors compliance with the requirements of environmental laws including the Resource Conservation and Recovery Act (RCRA) (42 U.S.C. 001, et.seq.) and other environmental requirements as specified in the contract (see Part 23). Responsibilities of the contracting officer shall include

                           (i) Verification of contractor compliance with
specification requirement the use of environmentally preferable and energy-efficient materials and, the use of materials or delivery of end items with the specified recovered material content, this shall occur as pert of the quality assurance procedure get forth in Part 46.

                           (ii) As required in the contract, ensuring that the
contractor complies with the reporting requirements relating to recovered material content utilized in contract performance. Monitor the contractors compliance with the requirements of environmental laws including the Resource Conservation and Recovery set (RCRA) (42 U.S.C. 6901, et.seq.) and other environmental requirements as specified in the contract (see Part 23). Responsibilities of the contracting officer shall include

                  ( ) (14) 242.302 (a) (4) Also, review end evaluate

                           (A) Contractor estimating systems (see FAR 15.407)
                  and

                           (B) Contractor material management and accounting
                  systems under Subpart 242.72.

         ( ) (15) 243.302 1a1(33) Also perform industrial readiness and mobilization production planning field survey and negotiate schedules.

         ( ) (17) 242.302(a) (41) The DCMC has responsibility for reviewing earned value management system (EVMS) plans and verifying initial and continuing contractor compliance with DoD EVMS criteria as required by DFARS Earned value management systems 234.005.70.

(End of Clause)

                    SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1 IMPORTANT NOTICE: UNAUTHORIZED CHANGES

a. The Contractor shall not accept any instructions issued by any person other than the Procuring activity CO or COR acting within limits of their authority. CORs will be designated in writing to the contractor, and scope of their authority will be set forth therein; and

(End of Clause)

H.2 352.204-9001 DISCLOSURE OF INFORMATION - CONTRACT (SEP 1996)

         (a) DFARB 252.204-7000 and this clause shall govern any disclosure of information regarding this contract. In using information authorized by this clause, the contractor (1) shall not disclose any information concerning the sponsorship of this contract, or (ii) the nature of the Government's interest in and application of the subject matter of this contract unless this type of information is expressly allowed to be disclosed by paragraph (b) and/or (c) below, or by written approval of the cognizant Contracting Officer.

         (b) The information listed below may be disclosed in proposals to United States Government Agencies in response to requests for past performance assessments: When this information is completed at time of contract award, the document shall be

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

marked "FOR OFFICIAL USE ONLY." If any of the information that follows changes in your disclosure, the Contracting Officer must be notified in writing of the change.

         CONTRACT NUMBER: MDA904-03-D0355
         CONTRACT TYPE: Firm Fixed Price: ID/IQ
         AWARD DATE: (complete at award)______________
         GOVERNMENT CONTRACTING ACTIVITY:

                  MARYLAND PROCUREMENT OFFICE
                  9800 SAVAGE ROAD
                  FORT GEORGE G. MEADE, MD 20755-6000

         ORIGINAL CONTRACT VALUE: NTE
         CURRENT OR COMPLETED CONTRACT VALUE: (contractor may update)
         _________________________
         PERIOD OF PERFORMANCE:
         COMPETITIVE/NONCOMPETITIVE/FOLLOW-ON (circle, underline or highlight appropriate description)
         PROGRAM TITLE: KIV-7
         CONTRACT EFFORT DESCRIPTION: (unclassified - as provided in solicitation package and completed as part of the award document) PLACE OF PERFORMANCE: Torrance, CA
         POINT OF CONTACT/PHONE NUMBER:
         CONTRACTING OFFICER:
         PROGRAM MANAGER:

         (c) For additional disclosures which require specific prior approval by the Contracting Officer, once authorization to use any specific information has been approved by the Contracting Officer, the contractor is authorized to reuse such specific information without obtaining additional authorizations from the Contracting Officer. The contractor shall maintain a log of the additional uses and submit a copy of the log to the Contracting Officer when each additional disclosure is made.

(End of Clause)

SECTIION H - SPECIAL CONTRACT REQUIREMENTS

H.3 352.204-9003 CONTRACTOR PERSONNEL CLEARANCES - CONTRACT (OCT 1993)

         (a) It shall be the responsibility of the contractor to optimize the use of currently cleared personnel in completing the requirements of this contract. In the event that the contractor requires additional personnel clearances, any delays incurred in the contract program and/or schedule as a result of the time required to clear such personnel shall be the contractor's responsibility. Under no circumstances shall the Government recognize a claim for an equitable adjustment in the contract price and/or schedule as a result of any delay due to the failure to have properly cleared personnel.

         (b) It is understood that the contractor will provide personnel as suitable replacements on a best efforts basis.

(End of Clause)

H.4 352.204-9008 CONTROL OF COMMUNICATIONS SECURITY (COMSEC) MATERIAL (FEB 2002)

         The accountable COMSEC material produced under the contract, or provided as Government Furnished Property, will be distributed through COMSEC distribution channels. The contractor shall establish a COMSEC account, nominate a custodian and alternate custodian and control the material in accordance with procedures specified in the "NSA Manual 90-1 (NSA Industrial COMSEC Manual)" dated October 2001. Existing COMSEC accounts established as a result of previous or other contracts may be used.

(End of Provision)

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

H.5 352.204-9009 ACQUISITION OF COMSEC EQUIPMENTS, COMPONENTS, AND PARTS OUTSIDE
                 THE UNITED STATES (OCT 1993)

     (a)  Definitions.

          (1) "COMSEC equipment", as used in this clause, means equipment designed to provide security to telecommunications by converting information to a form unintelligible to an unauthorized interceptor and by reconverting such information to its original form for authorized recipients; as well as equipment designed specifically to aid in, or as an essential element of, the conversion process. COMSEC equipment is crypto-equipment, crypto-ancillary equipment, and authentication equipment.

          (2) "Component", as used in this clause, means any assembly or subassembly incorporated directly into an end product. An assembly is a group of parts, elements, subassemblies and circuits assembled as a separately removable item of COMSEC equipment. A subassembly is a major subdivision of an assembly.

          (3) "Part", as used in this clause, means any single, unassembled element of a major or minor subassembly, accessory, or attachment which is not normally subject to disassembly without the destruction or the impairment of the design use.

          (4) "Contractor", as used in this clause, means the supplier of the end item and associated support items to the Government under the terms of a specific contract.

          (5) "Subcontractor", as used in this clause, means a person or business that contracts to provide some service or material necessary for the performance of another's contract.

          (6) "Vendor", as used in this clause, means a person or agency that sells supplies or materials to a contractor or subcontractor.

          (7) "United States", as in this clause, means all areas under the territorial sovereignty of the United States (U.S.) and the Trust Territory of the Pacific Islands.

     (b) No subcontracts or purchase order which involve design, manufacture, production, assembly, inspection, or test in a location not in the U.S. of COMSEC equipment, components, or parts, which are not covered by a specification or standard shall be made under this contract, without the prior written approval of the contracting officer. The contractor further agrees to include this clause in any or all subcontracts or purchase orders he may let pursuant to this contract for COMSEC equipment, components, or parts, except those subcontracts/purchase orders for which waiver is required, i.e., non-US sources. The contractor may procure standard off-the-shelf parts from a distributor located in the United States regardless of the location of the parts design, manufacture,


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

          production, assembly inspections, or test, providing that the anonymity requirements of this clause are implemented. Parts used only in COMSEC equipment are not considered standard off-the-shelf parts. Under no circumstances shall any custom integrated circuit, hybrid, multi-chip module or the documentation associated with these devices or any likeness, thereof, be sent outside the U.S. for additional processing or assembly. In addition, all memory devices, including field programmable gate arrays (FPGAs) with security-related functions are programmed onshore.

     (c)  Requests for permission to deviate from the requirements of paragraph
          (b) will be handled on a case-by-case basis through the contracting officer. Each waiver request must provide a strong and compelling reason why the waiver should be granted in addition to the benefit the Government would gain by the granting of a waiver. Furthermore, prior to the approval of any waiver, the contractor shall demonstrate to the Government through submission of an acceptable Anonymity Plan (data item DI-MGMT-90051), that procedures are in place to ensure that the offshore vendor remains unaware of the relationship between the prime contractor and the Department of Defense and/or Maryland Procurement Office (MPO). As a minimum, the following conditions will be imposed if a waiver is granted:

               (1) Purchase orders and drawings provided to a subcontractor or vendor outside the United States shall not carry any identification that reveals a contractor relationship with the Department of Defense and the MPO. This restriction includes the contractor's prime contract number with the Government and 98230/ONXXXXXX parts identification numbers.

               (2) The prime contractor, when required to mark items with the manufacturer's code 98230 or drawing numbers ONXXXXXX, shall only mark these items at a facility located within the U.S. Marking parts with ON markings and the 98230 code specifies that the parts are for MPO use only. If parts marked with the MPO identification code (including rejects and parts not usable for MPO programs) are allocated for non-MPO programs for resale to other customers, then markings associated with the MPO identification code must be removed from the parts before the parts are sent to non-MPO programs or other customers.

               (3) The Government has the right to an equitable adjustment to the contract price as consideration for granting approval to acquire COMSEC equipment, components and parts from sources outside the United States (unless the waiver was granted prior to contract award).

H.6 352-204-9010 NOTICE: CONTRACT ADMINISTRATION AND CLOSEOUT GUIDANCE (JUL
                         2001)

         The following guidance is provided for your use in administering and closing out the contract. When the contract is complete, the contractor shall initiate final accounting and disposition. This shall be done in accordance with the following instructions. If a portion of the instructions are not applicable to this contract, then disregard that portion.

                                       52

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

         (a) Government Furnished Property/Documents

                  (1) The cognizant property administration office (Defense Contract Management Command (DCMC) and/or Office of Naval Research
         (ONR) is designated to administer the maintenance by the contractor of official Government Property Records for all Government property/documents. See Section G - Contract Administration Data for the cognizant office of this contract.

                  (2) The contractor shall sign (1) copy of the shipping or inspection document acknowledging receipt of property/documents and forward same to the designated property administrator.

                  (3) At the end of the contract, the contractor shall submit the Government Furnished Property/Documents Inventory Schedule, requesting disposition, to the cognizant office. The cognizant property administration office shall then obtain the disposition instructions from the contracting Officer's Representative (COR), and they will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that all Government furnished property/documents have been accounted for or expended (disposition is complete) in the performance of the contract. The cognizant property administration office will provide the MPO and the COR with the appropriate releases.

         (b) Contractor Acquired Property. At the end of the contract, the contractor shall submit the Contractor Acquired Property list, requesting disposition, to the cognizant property administration office. This office will then obtain the disposition instructions from the COR, and then will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that Contractor Acquired Property has been dispositioned as requested. The cognizant property administration office will provide the MPO and the COR with the appropriate releases.

         (c) Plant Clearance. The cognizant property administration office is automatically delegated plant clearance procedures.

         (d) Classified Material/Documents (DD254 on the contract. The disposition/retention action of classified holding should be initiated pursuant to paragraphs 5.l and 5.m of the Industrial Security Manual. The inventory shall be submitted to the Director, NSA/CSS, ATTN: (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000. After compliance with the COR's disposition instructions, the contractor shall submit evidence of compliance, certified by the CSSO, to the MPO (ATTN: DA3 (Contracting Officer's nane), Maryland Procurement Office, 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000), with a courtesy copy to Q13 and the COR.

         (e) Report of Inventions and Subcontracts (Form DD882). Pursuant to the Patent Rights Clause of this contract, the contractor shall submit the DD Form 882 to the Director, NSA/CSS (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000, with a courtesy copy to the MPO (ATTN: DA3 (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000).

(End of Clause)

H.7 352.211-9005 NOTICE: SPECIAL PROVISION FOR LATE DELIVERY (OCT 1993)

         If the Contractor fails to make delivery of the items called for herein on or before the contractual delivery date without proof of an excusable delay as defined in the Default provision of this contract, and the Government does not elect to terminate performance in accordance with the termination provisions of this contract, then the parties shall promptly and in good faith negotiate an extended delivery schedule in exchange for adequate consideration from the Contractor. Should the parties fail to reach agreement on such a modification, the Contracting Officer may unilaterally determine what constitutes a reasonable delivery schedule and the consideration therefore. Failure to agree to such schedule and consideration shall be a dispute concerning a question of fact within the meaning of the clause of this contract

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                                                                   Seller: _____
entitled "Disputes". The rights and remedies set forth in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract. The primary purpose of this clause is to clarify existing terms of the contract.

(End of Clause)

H.8 352.211-9000 NOTICE: INCORPORATION OF SECTIION K BY REFERENCE (AUG 1998)

         In accordance with the FAR 15.204-1 (b), Part IV of the Uniform Contract Format shall not be physically included in the contract, but Section K, Representations, Certifications, and Other Statements of Offerors (as completed by the Contractor) shall be deemed incorporated by reference in the contract.

(End of Clause)

H.9 352.227-9000 SOFTWARE REQUIREMENT (AUG 1996)

         The Contractor warrants that, to the best of its knowledge and belief, software provided under this contract does not contain any malicious code, program, or other internal component (e.g. computer virus) which could damage, destroy, or alter software, firmware, or hardware or which could reveal any data or other information accessed through or processed by the software. Further, the Contractor shall immediately inform the Contracting Officer upon reasonable suspicion that any software provided hereunder may cause the harm described above.

(End of Clause)

H.11 352.227-9005 NOTIFICATION OF FOREIGN ORIGIN SOFTWARE AND/OR FIRMWARE (OCT
                  1999)

         Officers/Contractor shall notify the Contracting Officer in writing if any foreign manufactured, developed, maintained and/or modified software and/or firmware will be used or included in the deliverables under this contract. Foreign-origin software and/or firmware that is merely a possible candidate for use under this contract shall also be identified. Notification pursuant to this clause must include the identity of the foreign source and the nature of the software application, and is required as soon as there is a reason to know or suspect foreign origin.

         MPO reserves the right to exclude foreign-origin software and/or firmware from use under contract on a case-by-case basis.

(End of Clause)

H.13 352.244-9000 NOTICE: SOBCONTRACTOR WITH CANADIAN CONTRACTORS (OCT 1993)

         Provided the sponsoring Government Activity is not disclosed, the officer is not prohibited from subcontracting with Canadian Contractors, unless the work to be performed under any resulting contract is classified in nature.

         Federal Acquisition Regulation (FAR), Part 44, Subcontracting Policies and Procedures, particularly Subpart 44.2 - Consent to Subcontract, applies.

         In addition to those clauses which the prime contractor is normally required to insert in subcontracts, the following must be included, as required:

         FAR 52.225.13         Restrictions on Certain Foreign Purchases
                               (AUG 1998)

         DFARS 252.225-7028    Reporting of Contract Performance Outside the
                               United States

(End of Clause)

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

H.14 352.251-9000 SINGLE-SCOPE BACKGROUND INVESTIGATION (SSBIs) FOR CONTRACTOR PERSONNEL (JAN 2002)

         Under the authority granted to the Agency by OASD (CSI) to outsource SBBIs for NSA applicants and contractor personnel with critical skills for the FY2002, the following contractors are under contract with MPO and are credentialed to provide the SSBI portion of the clearance process to contractor personnel endorsed by the appropriated Program Office. Contractor personnel utilizing this process must be endorsed by the appropriate Contracting Officer's Representative (COR) via a Sponsorship Letter (Form G3542). Contractors choosing to utilize this process for obtaining SSBIs are responsible for contracting for the services from either one of the Background Investigation (BI) providers listed herein. Use of the BI providers services is the responsibility of the contractor and requires a separate contractual agreement between the contractor and the BI provider. Contractors may still choose to use Defense Security Service (DSS) for background investigations, at no cost. All costs charged to any resultant Agency contract for SSBIs performed by the BI provider shall not exceed the prices provided below.

                           MSM Security Svc. ADC, LTD.

Firm Fixed Price
  SSBI - 30 Day Delivery                      $ 1,872.43              $ 1,750.00
  SSBI - 60 Day Delivery                      $ 1,872.43              $ 1,690.00
Labor Hour Rate
  Investigator                                $    34.85              $    42.35
  Administration                              $    44.21              $    37.00

         The Contractor Staff Security Officer (CSSO) determines the 30 or 60 day turnaround time (based upon geography). The Labor Hour rates are for cancelled or terminated SBBIs, as determined by S4, the cost of which is not to exceed cost of a completed SBBI.

MSM Security Services Inc.                 ADC, LTD
POC: Ed Johnson/Dawn Banda                POC: Art Cardova
Phone # 301-507-5210                                Phone #: 800-750-3181

         In accordance with the contractor's certification in Section K - Representations and Certifications, the costs of the SSBI in any resultant
contract shall be a(n)         charge.

(End of Clause)

H.15 352.290-9002 TESTING OF ELECTRONIC EQUIPMENT (AUG 1994)

         Research, development, test and evaluation by the contractor of electronic equipment or systems which have the capability to acquire the contents of communications may be governed by the United States electronic surveillance laws, including the Foreign Intelligence Surveillance Act of 1978
(FISA), 50 U.S.C. 1801-1810 and Title III of the Omnibus Crime Control and Safe Streets Act of 1968, 18 U.S.C. 2510-2520. The contractor shall conduct all testing of electronic equipment pursuant to this contract which may acquire nonpublic communications in accordance with United States law, including specifically the provisions of 50 U.S.C. 1805(f) (1).

(End of Clause)

H.16 352.290-9002 USE OF NON-GOVERNMENT PERSONNEL BY THE MARYLAND PROCUREMENT OFFICE FOR CONTRACT CLOSEOUT (JUN 2001)

         Contractor personnel who have executed a non-disclosure agreement with this office may administratively handle documentation associated with this contract for

                                       55

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

closeout purposes. Your signature on this document constitutes acknowledgement and acceptance of the Maryland Procurement Office's use of contractor personnel in the administrative closeout of this contract.

         Documentation may include, but is not limited to, proprietary information, rate information, billing information and supporting documentation.

(End of Clause)

                          SECTION I - CONTRACT CLAUSES

I.1 REFERENCED CLAUSES

         The following contract clause(s) pertinent to this section is/are hereby incorporated.

CLAUSE NO.                              TITLE
----------          ---------------------------------------------------------------
52.202-01           DEFINITIONS (DEC 2001)
52-203-03           GRATUITIES  (APR 1994)
52.203-05           COVENANT AGAINST CONTINGENT FEES  (APR 1994)
52.203-06           RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL
                    1995)
52.203-07           ANTI-KICKBACK PROCEDURES  (JUL 1995)
52.203-08           CANCELLATION, RECISSIION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
                    IMPROPER ACTIVITY  (JAN 1997)
52.203-10           PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY  (JAN 1997)
52.209-06           PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                    CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
                    (JUL 1995)
52.211.05           MATERIAL REQUIREMENTS
52.211-06           BRAND NAME OR EQUAL (AUG 1999)
52.211-15           DEFENSE PRIORITY ALLOCATION REQUIREMENTS
52.215-08           ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT (OCT 1997)
52.219-08           UTILIZATION OF SMALL BUSINESS CONCERNS   (OCT 2000)
52.222-03           CONVICT LABOR    (AUG 1998)
52.222-20           WALSH-HEALY PUBLIC CONTRACTS ACT (DEC 1996)
52.222-21           PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-36           AFFIRMITIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.223-06           DRUG-FREE WORKPLACE (MAY 2001)
52.223-07           NOTICE OF RADIOACTIVE MATERIALS (JAN 1997)
52.223-14           TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)
52.225-11           BUY AMERICAN ACT -- CONSTRUCTION MATERIALS UNDER TRADE AGREEMENT
                    (MAY 2002)

)
52-233-01           DISPUTES
52-242-13           BANKRUPTCY (JUL 1995)
52-243-01           CHANGES - FIXED PRICE (AUG 1987)
52-244-02           SUBCONTRACTS (AUG 1998)
52-248-02           GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989)
52-248-23           LIMITATION OF LIABILITY (FEB 1997)
52-249-01           TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                    (SHORT FORM) (APR 1984)
52-249-08           DEFAULT (FIXED PRICE SUPPLY AND SERVICE) (APR 1984)
52-253-01           COMPUTER GENERATED FORMS (JAN 1991)
252.203.7001        DISCLOSURE OF INFORMATION (DEC 1991)
252.204.7003        CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204.7004        REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)
252.208.7000        ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
                    UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV
                    1995)
252.223.7004        DRUG-FREE WORK FORCE (SEP 1988)
252.225.7009        DUTY-FREE ENTRY - QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND
                    COMPONENTS) (AUG 2000)
252.225.7012        PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (APR 2002)

                                       56

                                                                    Buyer: _____
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

252.225.7031        SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.227.7013        RIGHTS IN TECHNICAL DATA - NONCOMMERCIAL ITEMS (NOV 1995)
252.227.7014        RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
                    COMPUTER SOFTWARE DOCUMENTATION (JUN 1998)
252.231.7000        SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.243.7001        PRICING OF CONTRACT MODIFICATIONS (DEC 1991)
252.243.7003        REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.247.7028        TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.251.7000        ORDERING FROM GOVERNMENT SUPPLY SOURCES (MAY 1995)

I.4 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1995)

         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es)

FAR: http://www.arnet.gov/far/
DFARS: http://www.acq.osd.mil/dp/dars/dfars.html

(End of Clause)

                         SECTION J - LIST OF ATTACHMENTS

J.1 LIST OF ATTACHMENTS

J.1.2     KIV-7HSB Integration and Operation's Manual  (Mykotronx Document).
J.1.2     MOA MYK-KIV-97-01, dated 18 February 1998 (previously provided under MDA904-9B-D-C104).
J.1.3     Contract Security Classification Specification, DD Form 254, dated 13 May 2002, 9 pages
J.1.4     Contract Data Requirements List (CDRL) for the KIV-7HSB, DATED 29 March 2002, 4 PAGES

(End of Clause)

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

                                  ATTACHMENT I

                       TESTING REQUIREMENTS AND PROCEDURES

                1. KIV-7HSB BENCH TEST PROCEDURE (BTP-02-01)

                2. KIV-7HSB BURN-IN TEST PROCEDURES (BTP-02-02)

                3. KIV-7HSB FUNCTION TEST PROCEDURES (BTP-02-03)

                4. KIV-7HSB REWORK TEST PROCEDURES (BTP-02-04)

                                       58

                                                                    Buyer: _____
                                                                   Seller: _____